UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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General Electric Company

(Name of Registrant as Specified In Its Charter)

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Notice of 2007

Annual Meeting

and

Proxy Statement

 LOGO

In accordance with our security procedures, all persons attending the 2007 Annual Meeting must present an admission card and picture identification.

Please follow the advance registration instructions on the back cover of this proxy statement to obtain an admission card.

General Electric Company

3135 Easton Turnpike

Fairfield, Connecticut 06828

February 28, 2007

Dear Shareowner,

You are invited to attend the 2007 Annual Meeting of Shareowners to be held on Wednesday, April 25, in Greenville, South Carolina.

The annual meeting will begin with a report on our operations, followed by discussion and voting on the matters set forth in the accompanying notice of annual meeting and proxy statement and discussion on other business matters properly brought before the meeting.

If you plan to attend the meeting, please follow the advance registration instructions on the back of this proxy statement. An admission card, which is required for admission to the meeting, will be mailed to you prior to the meeting.

Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy by telephone or by Internet, or by completing, signing, dating and returning your proxy form in the enclosed envelope.

Cordially,

Jeffrey R. Immelt

Chairman
of the Board

Every shareowner’s vote is important. Please complete, sign, date and return your proxy form, or submit your vote and proxy by telephone or by Internet.

Printed on recycled paper using soybean ink

Notice of 2007 Annual Meeting of Shareowners

10:00 a.m., April 25, 2007

Carolina First Center (formerly Palmetto Expo Center)

One Exposition Avenue

Greenville, South Carolina 29607

February 28, 2007

To the Shareowners:

General Electric Company’s 2007 Annual Meeting of Shareowners will be held at the Carolina First Center (formerly Palmetto Expo Center), One Exposition Avenue, Greenville, South Carolina 29607, on April 25, 2007, at 10:00 a.m., to address all matters that may properly come before the meeting. Following a report on GE’s business operations, shareowners will vote on:

(a)
election of directors for the ensuing year;

(b)
ratification of the selection of the independent auditor for 2007;

(c)
approval of an amendment to the company’s certificate of incorporation adopting majority voting in non-contested director elections;

(d)
approval of the GE 2007 Long-Term Incentive Plan;

(e)
approval of material terms of senior officers’ performance goals to qualify as performance-based compensation; and

(f)
nine shareowner proposals set forth at pages 44 through 51 in the accompanying proxy statement.

Shareowners of record at the close of business on February 26, 2007, will be entitled to vote at the meeting and any adjournments.

Brackett B.
Denniston III

Secretary

Proxy Statement

General Electric Company

3135 Easton
Turnpike

Fairfield, Connecticut 06828

This proxy statement is furnished in
connection with the solicitation of proxies by General Electric Company on behalf of the Board of Directors for the 2007 Annual Meeting of Shareowners. Distribution of this proxy statement and a proxy form to shareowners is scheduled to begin on or about February 28, 2007.

You can ensure that your shares are voted at the meeting by submitting your instructions by telephone or by Internet, or by completing, signing, dating and returning the enclosed proxy form in the envelope provided. Submitting your instructions or proxy by any of these methods will not affect your right to attend the meeting and vote. A shareowner who gives a proxy may revoke it at any time before it is exercised by voting in person at the annual meeting, by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation.

Election of Directors

At the 2007 Annual Meeting, 16 directors are to be elected to hold office until the 2008 Annual Meeting and until their successors have been elected and have qualified. The 16 nominees for election at the 2007 Annual Meeting are listed on pages 6 to 9, with brief biographies. They are all now GE directors. The Board of Directors has determined that the following 12 directors satisfy the New York Stock Exchange’s definition of independent director and GE’s more stringent director independence guidelines: James I. Cash, Jr., Ann M. Fudge, Claudio X. Gonzalez, Susan Hockfield, Andrea
Jung, A.G. Lafley, Robert W. Lane, Ralph S. Larsen, Rochelle B. Lazarus, Sam Nunn, Robert J. Swieringa and Douglas A. Warner III. We do not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may nominate.

GE is seeking shareowner
approval of an amendment to the company’s certificate of incorporation adopting majority voting, that, if approved by shareowners, would apply in non-contested director elections following the 2007 Annual Meeting. For a description of the proposal, see page 11.

  James I. Cash, Jr., 59, Retired James E. Robison Professor of Business Administration, Harvard Graduate School of Business, Boston, Massachusetts.
Director since 1997.

A graduate of Texas Christian University with MS and PhD degrees from Purdue University, Dr. Cash joined the faculty of Harvard Business School in 1976, where he served as chairman of the MBA program from 1992 to 1995, and served as chairman of HBS Publishing from 1998 until 2003. Dr. Cash retired from the Harvard Business School faculty in
2003. Dr. Cash is also a director of The Chubb Corporation, Microsoft Corporation, Wal-Mart Stores, Inc., and Phase Forward, Inc. He also serves as a trustee of the Bert King Foundation, Massachusetts General Hospital, Partners Healthcare, and
the National Association of Basketball Coaches Foundation.

Sir William M. Castell, 59, Former Vice Chairman, General Electric Company. Director since 2004.

A graduate of the City of London College, Sir William joined Amersham plc in 1989 as Chief Executive. After GE acquired Amersham plc in April 2004, Sir William was appointed a vice chairman of the General Electric Company and became the CEO of GE Healthcare, the combination of the Amersham and the GE Medical businesses and, in July 2005, became the chairman of GE Healthcare. In April 2006 Sir William retired as a vice chairman of GE. Sir William was knighted in 2000 for services to the life sciences industry. He served in the United Kingdom from 1998 to 2003 as chairman of The Prince’s Trust, a charity set up by the Prince of Wales in 1976.
Sir William is currently chairman of the Wellcome Trust, a non-executive director of British Petroleum plc and a trustee of London’s Natural History Museum. Sir William is an honorary fellow of Green College Oxford and an honorary fellow of the
Academy of Medical Sciences. He has received honorary degrees from the University of Cardiff, King’s College University of London, Brunel University and the University of Oxford.

  Ann M. Fudge, 55, Former Chairman and Chief Executive Officer, Young & Rubicam Brands, global marketing communications network, New York, New
York. Director since 1999.

Ms. Fudge received a BA degree from Simmons College and an MBA from Harvard University.
Ms. Fudge served as the chairman and chief executive officer of Young & Rubicam from 2003 to 2006. Prior to joining Young & Rubicam, Ms. Fudge worked at General Mills and at General Foods, where she served in a number of positions including president of Kraft General Foods’ Maxwell House Coffee Company and president of Kraft’s Beverages, Desserts and Post Divisions. Ms. Fudge is a director of Catalyst and The Rockefeller Foundation and is on the board of overseers of Harvard University.

Claudio X. Gonzalez, 72, Chairman of the Board and Chief Executive Officer, Kimberly-Clark de Mexico, S.A. de C.V., Mexico City, and Director,
Kimberly-Clark Corporation, consumer products. Director since 1993.

Mr. Gonzalez is a graduate of Stanford University. He
was employed by Kimberly-Clark in 1956 and by Kimberly-Clark de Mexico in 1957. He was elected vice president of operations of Kimberly-Clark de Mexico in 1962 and executive vice president and managing director in 1966. He assumed his present position in 1973. Mr. Gonzalez is also a director of America Movil, Grupo Carso, Grupo ALFA, Grupo Mexico, Grupo Televisa, Home Depot, Inc., Kellogg Company, The Mexico Fund, Inc. and Investment Co. of America.

  Susan Hockfield, 55, President of the Massachusetts Institute of Technology, Cambridge, Massachusetts. Director since 2006.

A graduate of the University of Rochester, Dr. Hockfield received her PhD in neuroscience from the Georgetown University
School of Medicine. Following a postdoctoral fellowship at the University of California at San Francisco, she joined the scientific staff at the Cold Spring Harbor Laboratory in 1980. In 1985 Dr. Hockfield joined the faculty of Yale University, where she went on to serve as dean of the Graduate School of Arts and Sciences from 1998 to 2002 and as provost from 2003 to 2004. President of MIT since 2004, Dr. Hockfield is also a trustee of the Carnegie Corporation of New York and of the
Woods Hole Oceanographic Institution.

  Jeffrey R. Immelt, 51, Chairman of the Board and Chief Executive Officer, General Electric Company. Director since 2000.

Mr. Immelt joined GE in corporate marketing in 1982 after receiving a degree in applied mathematics from Dartmouth
College and an MBA from Harvard University. He then held a series of leadership positions with GE Plastics in sales, marketing and global product development. He became a vice president of GE in 1989, responsible for consumer service for GE
Appliances. He subsequently became vice president of worldwide marketing and product management for GE Appliances in 1991, vice president and general manager of GE Plastics Americas commercial division in 1992, and vice president and general manager of GE Plastics Americas in 1993. He became senior vice president of GE and president and chief executive officer of GE Medical Systems in 1996. Mr. Immelt became GE’s president and chairman-elect in 2000, and chairman and chief executive officer in 2001. He is also a director of the Federal Reserve Bank of New York.

  Andrea Jung, 48, Chairman of the Board and Chief Executive Officer, Avon Products, Inc., cosmetics, New York, New York. Director since 1998.

Ms. Jung, a graduate of Princeton University, joined Avon Products, Inc., a global beauty company, in 1994 as president, product marketing for Avon U.S. She was elected president, global marketing, in 1996, an executive vice president in 1997, president and a director of the company in 1998, chief operating officer from 1998 to 1999, chief executive officer in 1999 and chairman of the board in 2001. Previously, she was executive vice president, Neiman Marcus and a senior vice president for I. Magnin. Ms. Jung is also a director of Catalyst and a member and former chairman of the Cosmetic, Toiletry and
Fragrance Association.

  Alan G. (A.G.) Lafley, 59, Chairman of the Board, President and Chief Executive, Procter & Gamble Company, personal and household products,
Cincinnati, Ohio. Director since 2002.

Mr. Lafley received a BA degree from Hamilton College and an MBA from Harvard
University, following which time he joined Procter & Gamble. He was named a group vice president in 1992, an executive vice president in 1995 and, in 1999, president of global beauty care and North America. He was elected president and chief executive officer in 2000 and chairman of the board in 2002. He serves on the board of trustees of Hamilton College, the board of directors of Dell Inc., and is a member of the Lauder Institute Board of Governors (Wharton School of
Arts & Sciences), The Business Roundtable and The Business Council.

  Robert W. Lane, 57, Chairman of the Board and Chief Executive Officer, Deere & Company, agricultural and forestry equipment, Moline, Illinois.
Director since 2005.

A graduate of Wheaton College, Mr. Lane also holds an MBA from the University of Chicago.
Mr. Lane joined Deere & Company in 1982 following a career in global banking, and has served Deere in leadership positions in its global construction equipment and agricultural divisions as well as at Deere Credit, Inc. He also has served as Deere’s chief financial officer and president, and was elected chairman and chief executive officer in August 2000. Mr. Lane is a director of Verizon Communications Inc.

  Ralph S. Larsen, 68, Former Chairman of the Board and Chief Executive Officer, Johnson & Johnson, pharmaceutical, medical and consumer products,
New Brunswick, New Jersey. Director since 2002.

After graduating with a BBA from Hofstra University, Mr. Larsen joined
Johnson & Johnson in 1962. In 1981, he left Johnson & Johnson to serve as president of Becton Dickinson’s consumer products division and returned to Johnson & Johnson in 1983 as president of its Chicopee subsidiary.
In 1986, Mr. Larsen was named a company group chairman and later that year became vice chairman of the executive committee and chairman of the consumer sector. He was elected a director in 1987 and served as chairman of the board and chief executive officer from 1989 to 2002. Mr. Larsen is also a director of Xerox Corporation and a trustee of the Robert Wood Johnson Foundation.

  Rochelle B. Lazarus, 59, Chairman and Chief Executive Officer, Ogilvy & Mather Worldwide, advertising, New York, New York. Director since 2000.

A graduate of Smith College, Ms. Lazarus holds an MBA from Columbia University. She joined Ogilvy & Mather
Worldwide, a multinational advertising agency, in 1971, becoming president of its U.S. direct marketing business in 1989. She then became president of Ogilvy & Mather New York and president of Ogilvy & Mather North America before becoming president and chief operating officer of the worldwide agency in 1995, chief executive officer in 1996 and chairman in 1997. Ms. Lazarus also serves as a director of Merck & Co., New York Presbyterian Hospital, American Museum
of Natural History and the World Wildlife Fund, and is a member of the board of overseers of Columbia Business School.

Sam Nunn, 68, Co-Chairman and Chief Executive Officer, Nuclear Threat Initiative, Washington, D.C. Director since 1997.

After attending the Georgia Institute of Technology and serving in the U.S. Coast Guard, Mr. Nunn received an AB degree from Emory University in 1960 and an LLB degree from Emory Law School. He practiced law and served in the Georgia House of Representatives before being elected to the United States Senate in 1972, where he served as the chairman and ranking member on both the Senate Armed Services
Committee and the Senate’s Permanent Subcommittee on Investigations before retiring in 1997. He was a partner at King & Spalding from 1997 through 2003. He is the co-chairman and CEO of the Nuclear Threat Initiative and the chairman of the board of the Center for Strategic and International Studies. Mr. Nunn is a distinguished professor at the Sam Nunn School of International Affairs at Georgia Tech. He is also a director of Chevron Corporation, The Coca-Cola Company and Dell
Inc.

  Roger S. Penske, 70, Chairman of the Board, Penske Corporation, Penske Truck Leasing Corporation, and United Auto Group, Inc., Detroit, Michigan.
Director since 1994.

After attending Lehigh University, Mr. Penske founded Penske Corporation in 1969. He became chairman of the board of Penske Truck Leasing Corporation in 1982 and chairman of the board of United Auto Group, Inc. in 1999. Mr. Penske is also a director of Universal Technical Institute, Inc. He is a director of Detroit Renaissance, Inc., chairman of Downtown Detroit Partnership and a member of The Business Council.

  Robert J. Swieringa, 64, Anne and Elmer Lindseth Dean and Professor of Accounting, S.C. Johnson Graduate School of Management, Cornell University,
Ithaca, New York. Director since 2002.

Dr. Swieringa received a BA degree from Augustana College, an MBA in accounting and economics from the University of Denver and a PhD in accounting and complex organizations from the University of Illinois. He taught accounting at Stanford’s Graduate School of Business and at the Johnson Graduate School of Management at
Cornell University before serving as a member of the Financial Accounting Standards Board from 1986 to 1996. He was then a professor in the practice of accounting at Yale’s School of Management before becoming the ninth dean of the S.C. Johnson
Graduate School of Management in 1997. Dr. Swieringa is currently a member of the American Accounting Association, and is a past president of its Financial Accounting and Reporting Section.

Douglas A. Warner III, 60, Former Chairman of the Board, J.P. Morgan Chase & Co., The Chase Manhattan Bank, and Morgan Guaranty Trust Company,
investment banking, New York, New York. Director since 1992.

Following graduation from Yale University in 1968,
Mr. Warner joined Morgan Guaranty Trust Company of New York, a wholly-owned subsidiary of J.P. Morgan Chase & Co. (formerly J.P. Morgan & Co. Incorporated). He was elected president and a director of the bank and its parent in
1990, serving as chairman and chief executive officer from 1995 to 2000, when he became chairman of the board of J.P. Morgan Chase & Co., The Chase Manhattan Bank and Morgan Guaranty Trust Company until his retirement in 2001.
Mr. Warner is also a director of Anheuser-Busch Companies, Inc. and Motorola, Inc., a member of the board of counselors of The Bechtel Group, Inc., chairman of the board of managers and the board of overseers of Memorial Sloan-Kettering Cancer
Center, a member of The Business Council, a trustee of the Pierpont Morgan Library, and a member of the Yale Investment Committee.

  Robert C. Wright, 63, Vice Chairman of the Board and Executive Officer, General Electric Company, and Former CEO of NBC Universal, Inc. Director since
2000.

Mr. Wright graduated from the College of the Holy Cross and the University of Virginia School of Law. He joined GE in 1969 as a staff lawyer, leaving in 1970 for a judicial clerkship. He rejoined GE in 1973 as a lawyer for GE Plastics, subsequently serving in several management leadership positions with that business. In 1980, he became president of Cox Cable
Communications, and rejoined GE in 1983 as vice president of the Housewares and Audio businesses. In 1984, he became president and chief executive officer of General Electric Financial Services and, in 1986, was elected president and chief executive officer of National Broadcasting Company, Inc. In 2000, he was elected chairman and chief executive officer of NBC and vice chairman of the board and executive officer of GE. He was the chairman and CEO of NBC Universal, Inc. from 2004 to 2007.

Corporate Governance

Governance Principles. The Board of Directors’ Governance Principles, which include guidelines for determining director independence and qualifications for directors, are published in the Citizenship section of GE’s website under Compliance and Governance at www.ge.com/en/citizenship/govcomp/governance.htm. This section of the website makes available all of GE’s corporate governance materials, including board committee charters and statements of committee key practices. These materials are also available in print to any shareowner upon request. The Board regularly reviews corporate governance developments and modifies its Governance Principles, committee charters and key practices as warranted.

Director Independence. With 12
independent directors out of 16, the Board has satisfied its objective that at least two-thirds of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with GE. The Board has established guidelines to assist it in determining director independence, which conform to, or are more exacting than, the independence requirements in the New York Stock
Exchange listing standards. In addition to applying these guidelines, which are set forth in Section 4 of our Governance Principles and attached as Appendix B to this proxy statement, the Board will consider all relevant facts and circumstances in making an independence determination. The independent directors are named above under “Election of Directors.”

In the course of the Board’s
determination regarding the independence of each non-management director, it considered any transactions, relationships and arrangements as required by the company’s independence guidelines. In particular, with respect to each of the most recent three completed fiscal years, the Board evaluated for:

•

each of directors Gonzalez, Lafley and Lane, the annual amount of sales to GE by the company where he serves as an executive officer, and purchases by that company from GE, and determined that the amount of sales and the amount of purchases in each fiscal year was below one percent of the annual revenues of each of those companies;

•

director Jung, (1) the annual amount of purchases from GE by the company where she serves as an executive officer, and determined that the amount of purchases in each fiscal year was below one percent of the annual revenues of that company, and (2) the total amount of that company’s indebtedness to GE, and determined that the amount of indebtedness was below one percent of that company’s total consolidated assets;

•

director Hockfield, the annual amount of sales to GE by a company where one of her immediate family members serves as an executive officer, and determined that the amount of sales in each fiscal year was below one percent of the annual revenues of that company; and

•

director Lazarus, the annual amount of sales to GE by the company where she serves as an executive officer, and determined that the amount of sales in each fiscal year was below one percent of the annual revenues of that company.

In addition, with respect to directors Cash, Fudge, Gonzalez, Hockfield, Jung, Lafley,
Lane, Larsen, Lazarus, Nunn, Swieringa and Warner, the Board considered the amount of GE’s discretionary charitable contributions to charitable organizations where he or she serves as an executive officer, director or trustee, and determined that GE’s contributions constituted less than the greater of $200,000 or one percent of the charitable organization’s annual consolidated gross revenues during the organization’s last completed fiscal year.

All members of the Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees must be independent directors as defined by the Board’s
Governance Principles. Members of the Audit Committee must also satisfy a separate Securities and Exchange Commission (SEC) independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from GE or any of its subsidiaries other than their directors’ compensation. As a policy matter, the Board has determined to apply a separate, heightened independence standard to members of both the Management Development and
Compensation Committee and the Nominating and Corporate Governance Committee. No member of either committee may be a partner, member or principal of a law firm, accounting firm or investment banking firm that accepts consulting or advisory fees from
GE or any of its subsidiaries.

Code of Conduct. All directors, officers and employees of GE must act ethically at all times and in accordance with the policies comprising GE’s code of conduct set forth in the company’s integrity manual, The Spirit & The Letter, which is published on GE’s website at www.ge.com/files/usa/citizenship/pdf/english.pdf and which is available in print to any shareowner upon request. Under the Board’s Governance Principles, the Board will not permit any waiver of any ethics policy for any director or executive officer. Amendments to the code related to certain matters will be published on the GE website as required under SEC rules, at www.ge.com. If an actual or potential conflict of interest arises for a director, the director will promptly inform the CEO and the presiding director. If a significant conflict exists and cannot be

resolved, the director should resign. All directors are required to recuse themselves from any discussion or decision affecting their personal, business or professional interests.

Communicating Concerns to Directors. The Audit Committee and the non-management directors have established procedures to enable anyone who has a concern about GE’s conduct or policies, or any employee who has a concern about the company’s accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board, to the presiding director, to the non-management directors or to the Audit Committee. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing or reported by phone to special addresses and a toll-free phone number that are published on GE’s website at www.ge.com/en/citizenship/govcomp/contact.htm. All such communications are promptly reviewed by GE’s ombudsperson, and any concerns relating to accounting, internal accounting controls, auditing or officer conduct are sent immediately to the presiding director and to the chair of the Audit Committee. The status of all outstanding concerns addressed to the Board, the non-management directors, the presiding director or the Audit Committee is reported to the presiding director and the chair of the Audit Committee on a quarterly basis. The company’s code of conduct prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

Voting Standards for the Election of Directors; Charter and Bylaw Amendments. Currently, directors are elected by a plurality vote. In this proxy statement, the company is seeking shareowner approval of an amendment to its certificate of incorporation requiring majority vote for the election of directors in non-contested elections, which is further described on page 38. If shareowners approve the amendment to the certificate of incorporation, the company will also amend its bylaws to conform its director resignation policy to the majority vote standard, so that an incumbent director who did not receive the requisite affirmative majority of the votes cast for his or her re-election would be required to tender his or her resignation to the Board. Under New York law, an incumbent director who is not re-elected may remain in office until his or her successor is elected or qualified, continuing as a “holdover” director until his or her position is filled by a subsequent shareowner vote or his or her earlier resignation or removal by a shareowner vote. The Board then will decide, through a process managed by the Nominating and Corporate Governance Committee and excluding the nominee in question, whether to accept the resignation at its next regularly scheduled meeting. The Board’s explanation of its decision will be promptly disclosed on Form 8-K filed with the SEC. In addition, the company will amend its bylaws to implement an advance notice provision requiring that the company receive notice of a shareowner nominee or shareowner proposal in advance of a shareowners’ meeting in order for the matter to be voted on at that meeting. The bylaw amendments will be approved by Board action, and the charter and bylaw amendments will be disclosed on Form 8-K filed with the SEC.

Board of Directors and Committees

Our Board of Directors currently consists of 16 directors. Ralph S. Larsen is the Board’s presiding director, whose responsibilities include those matters discussed in the Board’s Governance Principles.

The Board held 10 meetings during 2006. No
member attended fewer than 75% of the Board meetings or committee meetings on which the member sits. It is the Board’s policy that the directors should attend our Annual Meeting of Shareowners absent exceptional cause. All of the directors then on the Board attended the 2006 Annual Meeting.

The Board has adopted written charters for each of its four standing committees: the Audit Committee, the Management
Development and Compensation Committee, the Nominating and Corporate Governance Committee and the Public Responsibilities Committee. The Board has determined that all members of the Audit, Management Development and Compensation, and Nominating and
Corporate Governance Committees are independent and satisfy the relevant SEC or GE additional independence requirements for the members of such committees.

Audit
Committee. The members of the Audit Committee are directors Warner, who chairs the committee, Cash, Gonzalez, Lane and Swieringa. The Board has determined that Messrs. Gonzalez, Lane, Swieringa and Warner are “audit committee financial experts,” as defined under SEC rules. The Board has also determined that although Mr. Gonzalez currently sits on the audit committees of more than three public companies, these relationships do not impair his ability to serve effectively on GE’s Audit Committee. This committee is primarily concerned with the integrity of the company’s financial statements, the company’s compliance with legal and regulatory requirements, the independence and qualifications of the independent auditor and the performance of the company’s internal audit function and independent auditor. Its duties include: (1) selecting and overseeing the independent auditor; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) overseeing our financial reporting activities, including our annual report, and the accounting standards and principles followed; (4) approving audit and non-audit services provided to the company by the independent auditor; (5) reviewing the organization and scope of our internal audit function and our disclosure and internal controls; (6) reviewing, approving and ratifying transactions with related persons required to be disclosed under
SEC rules; and (7) conducting other reviews relating to compliance by employees with GE policies and applicable laws. The Audit Committee met 15 times during 2006. The committee’s report begins on page 36.

Management Development and Compensation Committee. The members of the Management Development and Compensation Committee are directors Larsen, who chairs the committee,
Gonzalez, Jung, Nunn and Warner. This committee has two primary responsibilities: (1) to establish, review and approve CEO compensation and to review and approve other senior executive compensation; and (2) to monitor our management resources, structure, succession planning, development and selection process as well as the performance of key executives. It also oversees the GE 1990 Long-Term Incentive Plan and the Incentive Compensation Plan and any other compensation and stock-based plans. This committee met eight times during 2006. The committee’s report begins on page 20. Additional information on the committee’s processes and procedures for consideration of executive compensation are addressed in the
Compensation Discussion and Analysis below.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are directors Gonzalez, who chairs the committee, Hockfield, Jung, Lafley, Larsen, Lazarus and Warner. This committee’s responsibilities include the selection of director nominees for the Board and the development and review of our Governance
Principles. The committee also annually reviews director compensation and benefits; oversees the annual self-evaluations of the Board and its committees, as well as director performance and board dynamics; and makes recommendations to the Board concerning the structure and membership of the board committees. This committee held three meetings during 2006.

This committee will consider all shareowner
recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Brackett B. Denniston III, Secretary, General Electric Company, 3135 Easton Turnpike, Fairfield, Connecticut 06828. The
general qualifications and specific qualities and skills established by the committee for directors are set forth in Section 3 of the Board’s Governance Principles. In addition to considering candidates suggested by shareowners, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee’s review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company’s general qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate.

Public Responsibilities Committee. The members of the Public Responsibilities Committee are directors Nunn, who chairs the committee, Cash, Castell, Fudge, Hockfield, Immelt, Lazarus, Penske and Wright. The purpose of the committee is to review and oversee GE positions on corporate social responsibilities and public issues of significance that affect investors and other key GE stakeholders. The committee met four times last year.

Meetings of Non-management Directors. The non-management directors met without any management directors or employees present three times last year. The presiding director, who is also the chair of the Management Development and Compensation Committee, chairs these meetings.

Compensation Discussion and Analysis

Overview

The goal of our named executive officer compensation program is the same as our goal for operating the company—to create long-term value for our shareowners. Toward this goal, we have designed and implemented our compensation programs for our named executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareowners and to encourage them to remain with the company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, a long-term performance program driven by the achievement of objective financial performance criteria, contingent earnings on deferred salary, retirement and other benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive’s contribution to the company.

Compensation Objectives

Performance. Our five executives who are identified in the Summary Compensation Table on page 21 (whom we refer to as our named executives) have a combined total of 137 years with GE, during which they have held different positions and been promoted to increasing levels of responsibility. The amount of compensation for each named executive reflects his superior management experience, continued high performance and exceptional career of service to the company over a long period of time. Key elements of compensation that depend upon the named executive’s performance include:

•

  a discretionary cash bonus that is based on an assessment of his performance against pre-determined quantitative and qualitative measures within the context of the company’s overall performance;

•

equity incentive compensation in the form of stock options, restricted stock units (RSUs) and performance share units (PSUs), the value of which is contingent upon the performance of the GE share price or other performance criteria, and subject to vesting schedules that require continued service with the company; and

•

  a long-term performance award program (LTPA) that is contingent upon achieving four specific financial goals for the overall company, over a three-year period.

Base salary and bonus are designed to reward annual achievements and be commensurate with the executive’s scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term shareowner value, including revenue, organic revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total shareholder return. Key elements of compensation that align the interests of the named executives with shareowners include:

•

equity incentive compensation, which links a significant portion of compensation to shareowner value because the total value of those awards corresponds to stock price appreciation and dividend rate, and in the case of PSUs, meeting company performance goals;

•

  the LTPA, which focuses on the growth of earnings per share, revenue, return on total capital and cash generated as key financial measurements and goals that drive long-term shareowner value; and

•

stock ownership and holding requirements, which require our senior executives to accumulate and hold GE stock equal in value to a multiple of their base salary at the time the executive becomes subject to this requirement, and to hold any shares they receive in connection with the exercise of stock options for at least a year.

Retention. Due to the exceptional management training and experience offered by careers with GE, our senior executives are often presented with other professional opportunities, including ones at potentially higher compensation levels. We attempt to retain our executives by using continued service as a determinant of total pay opportunity. Key elements of compensation that require continued service to receive any, or maximum, payout include:

•

our supplemental retirement program, which does not entitle executives to any benefit unless they remain employed with the company to age 60;

•

the extended vesting terms on elements of equity incentive compensation, including stock options, RSUs and PSUs; and

•

the LTPA, which pays out only if the executive remains with the company for the entire three- year performance period.

Implementing Our Objectives

Determining Compensation. We rely upon our
judgment in making compensation decisions, after reviewing the performance of the company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the company, current compensation arrangements and long-term potential to enhance shareowner value. Specific factors affecting compensation decisions for the named executives include:

•

key financial measurements such as revenue, organic revenue, operating profit, earnings per share, operating margins, return on total equity or total capital, cash flow from operating activities and total shareholder return;

•

strategic objectives such as acquisitions, dispositions or joint ventures, technological innovation and globalization;

•

  promoting commercial excellence by launching new or continuously improving products or services, being a leading market player and attracting and retaining customers;

•

  achieving specific operational goals for the company or particular business led by the named executive, including improved productivity, simplification, risk management, and portfolio management;

•

achieving excellence in their organizational structure and among their employees; and

•

  supporting GE values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as commitment to community leadership and diversity.

We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We rely on the formulaic achievement of financial goals in only two instances: the four specific measurements that form the basis for payments under the LTPA and the performance targets of the PSUs granted to our CEO. We consider competitive market compensation paid by other companies, such as the Dow 30 companies, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives. Any apportionment goal is not applied rigidly and does not control our compensation decisions; we use it as another tool to assess an executive’s total pay opportunities and whether we have provided the appropriate incentives to accomplish our compensation objectives. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We also seek to balance compensation elements that are based on financial, operational and strategic metrics with others that are based on the performance of GE shares.
We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our named executives to deliver superior performance and retain them to continue their careers with GE on a cost-effective basis.

No Employment and Severance Agreements. Our named executives do not have employment, severance or change-of-control agreements. Our named executives serve at the will of the Board, which enables the company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the company’s performance-based employment and compensation philosophy. In addition, our policies on employment, severance and retirement arrangements help retain our executives by subjecting to forfeiture significant elements of compensation that they have accrued over their careers at GE if they leave the company prior to retirement.

Role of MDCC and CEO. The Management Development and Compensation Committee of our Board (the MDCC)
has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the
MDCC oversees the design, development and implementation of the compensation program for the CEO and the other named executives. The MDCC evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the MDCC together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO.

Our CEO and the senior vice president, human resources, assist the MDCC in reaching compensation decisions with respect to the named executives other than the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

Role of
Compensation Consultant. Neither the company nor the MDCC has any contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation.
Periodically, the company, through its human resources department, and the MDCC have discussed with Frederic W. Cook & Co., Inc. the design of programs that affect senior executive officer compensation. The company’s named executives have not participated in the selection of any particular compensation consultant. Mr. Cook provides market intelligence on compensation trends along with his general views on specific compensation programs designed by our human resources personnel and management, with the oversight of the committee. Each year, for a nominal fee, GE participates in Mr. Cook’s annual long-term incentive survey as well as in similar surveys conducted by other well-known compensation consultants as a means of understanding external market practices. Except for the foregoing, the company does not receive any other services from Mr. Cook. The company has not used the services of any other compensation consultant in matters affecting senior executive or director compensation. In the future, either the company or the MDCC may engage or seek the advice of other compensation consultants.

Equity Grant Practices. The exercise price of each stock option awarded to our senior executives under our long-term incentive plan is the closing price of GE stock on the date of grant, which is the date of the September MDCC meeting at which equity awards for senior executives are determined. PSUs and RSUs are also granted to our named executives at this meeting. Board and committee meetings are generally scheduled at least a year in advance. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the company. We prohibit the repricing of stock options.

Share Ownership Guidelines. We require our named executives and other senior executives to own specified amounts of GE stock. The number of shares of
GE stock that must be held is set at a multiple of the executive’s base salary rate as of September 2002, when the Board adopted this requirement. For executives elected after September 2002, the number of shares depends upon their base salary effective with their promotion to a senior executive officer position. The ownership requirement is based upon the executive’s position within the company—the CEO has a 6X multiple, the Vice Chairmen have a 5X multiple and senior vice presidents have a 4X multiple. Individual and joint holdings of GE stock with immediate family members, including those shares held in the company’s 401(k) plan and any deferred compensation accounts, count toward the guidelines. As of
February 1, 2007, the named executives on average exceed their minimum stock ownership requirement by 188%.

In addition, our senior executives, including our
named executives, are required to hold for at least one year any net shares of GE stock that they receive through the exercise of stock options. For this purpose, “net shares” means the number of shares obtained by exercising stock options, less the number of shares the executive sells to pay the exercise price, withholding taxes and any applicable brokerage commissions. The named executives’ stock ownership is shown in the Information on Stock Ownership Table on page 35.
We prohibit short sales on GE stock, or the purchase or sale of options, puts, calls, straddles, equity swaps or other derivative securities that are directly linked to GE stock, by our named executives.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s CEO or any of the company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareowners). For 2006, the grants of stock options, RSUs and PSUs and the payments of annual bonuses and long-term performance awards were designed to satisfy the requirements for deductible compensation.

As required under the tax rules, the company must obtain shareowner approval every five years of the material terms of the performance goals for qualifying performance-based compensation, including annual bonuses, RSUs and the LTPA. We last received approval in 2002, and are again seeking shareowner approval as further described on page 42.

Potential Impact on Compensation from Executive Misconduct. If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the company’s financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Elements Used to Achieve Compensation Objectives

Annual
cash compensation

Base salary. Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive’s current salary and the amounts paid to the executive’s peers within and outside the company. Base salaries are reviewed approximately every 18 months, but are not automatically increased if the MDCC believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the company’s primary intent of offering compensation that is contingent on the achievement of performance objectives.

Bonus. Each December the CEO reviews with the
MDCC the company’s estimated full-year financial results against the financial, strategic and operational goals established for the year, and the company’s financial performance in prior periods. Based on that review, the MDCC determines on a preliminary basis, and as compared to the prior year, an estimated appropriation to provide for the payment of cash bonuses to employees. Each GE business then receives an allocation for making individual award recommendations based on an assessment of that business’s financial, strategic and operating results for the year. After reviewing the final full year results the following February, the MDCC and the Board approve total bonuses to be awarded from the maximum fund available. Bonuses are paid in February.

The MDCC, with input from the CEO with respect to the other named executives, uses discretion in determining for each individual executive the current year’s bonus and the percent change from the prior year’s bonus. They evaluate the overall performance of the company, the performance of the business or function that the named executive leads and an assessment of each executive’s performance against expectations, which were established at the beginning of the year. The bonuses also reflect (and are proportionate to) the consistently increasing and sustained annual financial results of the company. We believe that the annual bonus rewards the high-performing executives who drive these results and incents them to sustain this performance over a long GE career.

The salaries paid and the annual bonuses awarded to the named executives in 2006 are discussed below and shown in the Summary Compensation Table on page 21.

Equity awards

Stock options and RSUs. The company’s equity
incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our shareowners’ and retain the executives through the term of the awards. We consider the grant size and the appropriate combination of stock options and RSUs when making award decisions. The amount of equity incentive compensation granted in 2006 was based upon the strategic, operational and financial performance of the company overall and reflects the executives’ expected contributions to the company’s future success. Existing ownership levels are not a factor in award determination, as we do not want to discourage executives from holding significant amounts of GE stock.

We have expensed stock option grants under Statement of Financial Accounting Standards 123,
Share-Based Payment (SFAS 123) since 2002, and adopted SFAS 123, as revised, in 2004 (SFAS 123R) beginning in 2006. When determining the appropriate combination of stock options and RSUs, our goal is to weigh the cost of these grants with their potential benefits as a compensation tool. We believe that providing combined grants of stock options and RSUs effectively balances our objective of focusing the named executives on delivering long-term value to our shareowners, with our objective of providing value to the executives with the equity awards. Stock options only have value to the extent the price of GE stock on the date of exercise exceeds the exercise price on grant date, and thus are an effective compensation element only if the stock price grows over the term of the award. In this sense, stock options are a motivational tool. Unlike stock options, RSUs offer executives the opportunity to receive shares of GE stock on the date the restriction lapses. In this regard,
RSUs serve both to reward and retain executives, as the value of the RSUs is linked to the price of GE stock on the date the RSU lapses. In order to better balance upside potential with volatility, we have determined that the total number of shares of GE stock awarded should be divided equally between stock options and RSUs, with stock options converting to RSUs on a 3-to-1 basis. From time to time as an additional incentive to continue their superior performance and service with GE, we also grant our senior executives RSUs under the company’s RSU Career Retention Program. None of the named executives received any such grants in 2006.

Other than the
CEO, each of the named executives received grants of stock option and RSU awards in 2006. The stock options granted become exercisable in five equal annual installments beginning one year after the grant date and have a maximum ten-year term. We believe that this vesting schedule aids the company in retaining executives and motivating longer-term performance. Provided the executives continue employment, half of the RSUs granted to our executives will vest and convert into shares of GE stock after three years from the date of grant, with the remaining half vesting five years from the date of grant. During the restricted period, each RSU entitles the executive to receive quarterly payments from the company equal to the quarterly dividends on one share of GE stock, thereby recognizing both the current income generation and future change in stock price consistent with GE shareowners. Under the terms of the company’s long-term incentive plan, unvested stock options and
RSUs are forfeited if the executive voluntarily leaves GE, and are generally vested if the executive reaches age 60 and retires prior to the scheduled vesting.

PSUs. Since 2003, we have compensated the CEO with PSUs in lieu of any other equity incentive compensation because the MDCC and the CEO believe that the CEO’s equity incentive compensation should be fully at risk and based on key performance measures that are aligned with investors. The receipt of shares underlying PSUs is determined entirely by the performance of the company against two key metrics: an internal metric that measures the cash-producing capability of the company and an external metric that measures the performance of the company against a broad market index.

PSUs will convert into shares of GE stock at the end of the five-year performance period only if the specified performance objectives have been achieved. Half of the PSUs will convert into shares of GE stock only if GE’s cash flow from operating activities, adjusted to exclude the effect of unusual events, has grown an average of 10% or more per year over the five-year performance period. Otherwise, they will be cancelled. The remaining PSUs will convert into shares of GE stock only if GE’s total shareowner return meets or exceeds that of the S&P 500 over the five-year performance period.
Otherwise, they will be cancelled. For this purpose, “total shareowner return” for the PSUs awarded in September 2006 means the cumulative total return on GE stock and the S&P 500 index, respectively, from December 31, 2005 to
December 31, 2010, calculated in the same manner as the five-year performance graph shown in our Form 10-K filed with the SEC.

For PSUs granted before September
2006, during the performance period each PSU entitles the CEO to receive quarterly payments from the company equal to the quarterly dividends on one share of GE stock. Beginning with PSUs granted in September 2006, GE will accumulate dividend equivalents equal to the quarterly dividends on one share of GE stock. Mr. Immelt is entitled to receive those dividend equivalents (without interest) only on shares he actually earns at the end of the performance period based upon satisfaction of the performance targets. If Mr. Immelt leaves GE prior to the end of the performance period, the PSUs and dividend accruals will be forfeited.

The number of
PSUs granted to our CEO, and the number of stock options and RSUs granted to our other named executives in 2006, and the value of those awards determined in accordance with SFAS 123R, are shown in the Grants of Plan-Based Awards Table on page 23.

Other elements

LTPA. Beginning in 1994, contingent
long-term performance awards have been granted every three years to our senior executive officers and other select leaders. These awards provide a strong incentive for achieving specified financial performance goals that the company considers to be consistent with our business strategy and important contributors to long-term shareowner value. While the plan under which these awards are granted allows for them to be settled in stock, we believe paying these awards in cash appropriately balances the cash and equity components of long-term compensation opportunities and is an excellent way to reward the attainment of these performance objectives. These long-term performance awards also encourage retention as they are subject to forfeiture if the executive’s employment terminates for any reason other than death, disability or retirement before the end of the performance period.

In March 2006, we
granted contingent long-term performance awards that will be payable in 2009 only if the company achieves, on an overall basis for the three-year 2006–2008 period, specified goals based on four equally weighted business measurements. These business measurements are: (a) average earnings per share growth rate; (b) average revenue growth rate; (c) cumulative return on total capital; and (d) cumulative cash flow from operating activities. The MDCC adopted these performance goals because we believe they are key indicators of our financial and operational success and are key drivers of long-term shareowner value. Measurement of business results against the goals is adjusted to exclude the effect of pension costs on income as well as to account for the effects of unusual events.

Awards will be paid based on achieving threshold, target or maximum levels for any of the four measurements. For example, the named executives will receive only one-quarter of the threshold payment if the company, at the end of the three-year period, satisfies only a single threshold goal for a single measurement. We set the goals at levels that reflected our internal, confidential business plan at the time the awards were established. These goals are within the ranges we have publicly disclosed to date for 2006 and 2007, and accordingly require a high level of financial performance over the three-year period to be achieved. As was the case with the awards granted for the 2003 to 2005 performance period, with payouts disclosed in the 2006 proxy statement, the goals for the 2006 to 2008 performance period are challenging but achievable.

The awards are based on a multiple of the named executive’s base salary in effect in February 2006 and the annual bonus awarded in
February 2006 for the 2005 period. The potential payment in 2009 as a multiple of salary and bonus at February 2006, for each named executive, is .75X at threshold, 1.50X at target and 2.00X at maximum. The amount of potential payouts, assuming all four measurements are met at either threshold, target or maximum levels over the three-year period, are indicated in the Grants of Plan-Based Awards Table on page 23.

Deferred Compensation. The company has offered both a periodic deferred salary plan and an annual deferred bonus plan with only the deferred salary plan providing the payment of an “above-market” rate of interest as defined by the SEC. These plans are available to approximately 4,000 eligible employees in the company who are subject to U.S. federal income taxes. They are intended to promote retention by providing a long-term savings opportunity on a tax-efficient basis. A deferred salary plan has been offered every three years and is viewed as a strong retention tool for our eligible executives because they generally must remain with the company for at least five years from the time of deferral to receive any interest on deferred balances. Individuals who are named executives at the time a salary deferral plan is initiated will not be offered the opportunity to participate. Accordingly, Messrs. Immelt and Wright did not participate in the 2006 deferred salary plan. The deferred bonus plan allows executives to defer up to 100% of their annual bonus in GE stock units, S&P 500 index units or cash units. Under this plan, payouts will commence following termination of employment. As no “above-market” rates are earned on any of the deferred bonus, earnings on those deferrals are not shown in the Summary Compensation Table. Several named executives have elected to defer both salary and bonus over their long careers at GE and have therefore accumulated the deferred compensation amounts shown in the Nonqualified Deferred Compensation Table on page 30. The amounts deferred are unfunded and unsecured obligations of the company, receive no preferential standing, and are subject to the same risks as any of the company’s other general obligations.

Pension Plans. An important retention tool is the company’s pension plans. We balance the effectiveness of these plans as a compensation and retention tool with the cost to the company of providing them. The company provides annual retirement benefits under the GE Pension Plan, the GE Supplementary Pension Plan and the GE Excess Benefit Plan. The GE Pension Plan is
a broad-based tax-qualified plan under which employees generally are eligible to retire with unreduced benefits at age 60 or later.

The company also offers the GE
Supplementary Pension Plan to approximately 4,000 eligible employees, including the named executives, to increase their retirement benefits above amounts available under the GE Pension Plan. Unlike the GE Pension Plan, the Supplementary Pension Plan
is an unfunded, unsecured obligation of the company and is not qualified for tax purposes. The benefit formula under these plans is described in the Pension Benefits Table on page 28. The Supplementary Pension Plan is a strong retention tool because executives are generally not eligible for such benefits if they leave the company prior to reaching age 60.

Other Compensation. We provide our
named executives with other benefits, reflected in the All Other Compensation column in the Summary Compensation Table on page 21, that we believe are reasonable, competitive and consistent with the company’s overall executive compensation program. We believe that these benefits generally allow our executives to work more efficiently and in the case of the tax and financial counseling services program, help them to optimize the value received from all of the compensation and benefit programs offered. The costs of these benefits constitute only a small percentage of each named executive’s total compensation, and include premiums paid on life insurance policies and company contributions to deferred salary and bonus accounts.
We also provide the following: use of a car leased by the company; use of car services; installation and maintenance of home security systems; financial counseling and tax preparation services with an associated tax gross-up; GE appliances and lighting products provided in connection with the Executive Products and Lighting Program; company match on charitable donations above what is offered to other employees and annual physical examinations. In addition, these executives may use company aircraft for personal travel on a limited basis.

Pursuant to an executive security program established by the MDCC, Mr. Immelt and Mr. Wright are designated as “security personnel” and therefore, for security purposes, we require them to use company aircraft for all air travel, whether personal or business, as in the company’s business interest. In June 2005, the MDCC adopted a policy with respect to personal use of company aircraft. The policy requires the vice chairmen to lease corporate aircraft from the company for any personal use in excess of $200,000 per year and to pay the expenses of such personal flights up to the maximum established under Federal Aviation Administration rules.

We require our security personnel to have home security systems and back-up power systems and to use a car service under certain circumstances. Moreover, if circumstances warrant, we may provide home security and back-up power systems and car service for other senior executive officers. We report these costs as personal benefits for the named executives in the “All Other Compensation” column in the Summary Compensation Table on page 21.

Compensation for the Named Executives in 2006

Strength of company performance. The specific compensation decisions made for each of the named executives for 2006 reflect the strong performance of the company against key financial and operational measurements. A more detailed analysis of our financial and operational performance is contained in the Management’s Discussion & Analysis section of our 2006 Annual Report filed with the SEC.

CEO compensation. In determining Mr. Immelt’s compensation for 2006, the MDCC considered his performance against his financial, strategic and operational goals for the year, as follows:

FINANCIAL OBJECTIVES

GOAL

PERFORMANCE

Revenues (in $ billions)

160-165

163.4

+10%

Earnings from continuing operations (in $ billions)

20-22

20.5
*

+12%

EPS ($ per share)

1.92-2.02

1.98
*

+15%

CFOA (in $ billions)

24-25

24.6

+14%

ROTC (%)

17-18

18.4

+180 bp

STRATEGIC & OPERATIONAL GOALS

ASSESSMENT

Broad operating strength across the company

Company had an excellent year; 11 of 14 reported businesses had earnings growth of 10%+

Sustain a strong balance sheet and high cash flow

“Triple-A” rated with more than $18 billion returned to shareholders through buyback and dividends

Create a more valuable portfolio

Board supports offensive portfolio moves to improve GE

Drive 8% organic growth

High-performance growth initiative is delivering results . . . achieved 9% in 2006

Retain an excellent team and a strong culture

  Metrics on retention remain excellent . . .   95%+ senior
managers retained

Manage risk and reputation

GE remains one of the most admired companies . . . FORTUNE (#1), Barron’s (#2) and Financial Times (#2)

Lead the Board activities

GE has an excellent track record on governance

Sustain high levels of investor communication

More than 350 investor meetings held annually

* Including effects of January 2007 restatement, earnings from continuing operations and EPS were $20.7 and $1.99, respectively.

In light of the assessment of Mr. Immelt’s performance against his achievement of these goals, he was awarded a bonus payment of $5,000,000 for
2006. Mr. Immelt’s bonus for 2005 was paid in the form of an equity grant of 180,000 PSUs subject to performance conditions for a two-year performance period. The potential value of those PSUs, based upon the share price on the date of grant, is either zero, $2,995,200 or $5,990,400, depending on whether neither, one or both performance conditions are satisfied. Mr. Immelt’s annual salary rate of $3,300,000 was established in March 2005 and he did not receive an increase in 2006.

For 2006, based on an evaluation of the company’s performance, his leadership performance and his potential to enhance long-term shareowner value, the MDCC granted Mr. Immelt 250,000 PSUs. This annual PSU grant was the only long-term equity incentive compensation granted to Mr. Immelt in 2006, and was the same as the amount granted in 2005. These PSUs have the same performance measures and term as the
PSUs granted to Mr. Immelt in each of 2005, 2004 and 2003, except for the performance period and the treatment of dividend equivalents. The terms of the PSUs granted are previously described.

In March 2006 Mr. Immelt was awarded a long-term performance award that will pay him in 2009 a multiple of his salary and annual bonus in February 2006 if, for the 2006-to-2008 period, the company meets the performance goals established by the MDCC with respect to four business measurements, as previously described. The amount of above-market earnings on deferred compensation for Mr. Immelt was $69,934, the growth in accrued pension value was $966,974 and all other compensation was $548,013, making the total compensation for Mr. Immelt in 2006 $17,863,452. We believe that his compensation is consistent with the company’s objective to reward, align, motivate and challenge Mr. Immelt to continue leading the company successfully.

As a further indication of Mr. Immelt’s alignment with shareowners, Mr. Immelt purchased 75,000 shares of GE stock in the open market in 2006 and his direct ownership of GE stock as of February 1, 2007 is 1.1 million shares.

CFO and Vice
Chairmen Compensation. In determining the compensation of Messrs. Sherin, Neal, Rice and Wright for 2006, we compared their achievements against the performance objectives established for each of them at the beginning of the year. For each of the CFO and vice chairmen, we evaluated the overall performance of the company and their contributions to that performance, as well as the performance of the business that each leads when relevant.

In 2006, Mr. Sherin’s base salary was increased to $1,250,000. On January 1, 2007, the base salaries for Messrs.
Neal, Rice and Wright were increased to $1,550,000, $1,550,000 and $2,750,000, respectively. The salary increases for Messrs. Sherin, Neal and Rice were implemented 18 months from the last increase they received, and 41 months from
Mr. Wright’s last increase.

The annual bonuses in 2006 for Messrs. Sherin, Neal, Rice and Wright increased 18%, 18%, 17% and 10%, respectively, over 2005.
In each case, the bonus amounts were determined based on an evaluation of company, business and individual performance as relevant, against the financial, operational, strategic and other goals and objectives established at the beginning of the year for each named executive. In terms of equity incentive compensation, they each received 250,000 stock options and 83,334 RSUs. Each received the same equity-based award because each is a member of the company’s leadership team that shares the responsibility and collectively supports the overall goals and performance of the company. The vesting terms of the stock options and RSUs were previously described, and are also outlined in the Grants of Plan-Based Awards Table on page 23.

Like Mr. Immelt, in March 2006, our other named executives were awarded an LTPA, which would pay each of them in 2009 a multiple of his salary and annual bonus if, for the 2006-to-2008 period, the company meets the performance goals established by the committee with respect to four business measurements. The Summary Compensation Table on page 21 contains additional information with respect to the amount of above-market earnings on deferred compensation and the growth in accrued pension value, all other compensation and total compensation in 2006. We believe that the compensation for these individuals is consistent with the company’s compensation objectives.

Compensation for Non-management Directors in 2006

Non-management directors’ compensation is set by the Board at the recommendation of the Nominating and Corporate Governance Committee. In 2003 this committee recommended, and the Board approved, a new compensation and benefit program for non-management directors. In developing its recommendations, the committee was guided by the following goals: compensation should fairly pay directors for work required in a company of GE’s size and scope; compensation should align directors’ interests with the long-term interest of shareowners; and the structure of the compensation should be simple, transparent and easy for shareowners to understand. At that time, the Board determined to discontinue granting stock options for non-management directors. Options previously granted to non-management directors and that are still outstanding are subject to the same holding period requirements as options held by the named executives. In 2001, the Board terminated the retirement program for non-management directors. The compensation of non-management directors in 2006 is described on page 33.

Compensation Committee Report

The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company’s Annual Report on
Form 10-K for 2006 and the company’s 2007 proxy statement. This report is provided by the following independent directors, who comprise the committee:

Ralph S. Larsen (Chairman)

Sam Nunn

Claudio X. Gonzalez

Douglas A. Warner III

Andrea Jung

Summary Compensation Table

Name and Principal Position

Year

Salary[1]

Bonus

Stock Awards[2]

Option Awards[4]

  Change
in Pension Value and Nonqualified Deferred Compensation Earnings[5]

All Other Compensation[6]

Total

Jeffrey R. Immelt,

2006

$
3,300,000

$
5,000,000

$
7,404,209
[3]

$
574,322

$
1,036,908

$
548,013

$
17,863,452

Chairman of the Board and Chief Executive Officer

Keith S. Sherin,

2006

$
1,225,000

$
2,550,000

$
2,808,919

$
2,225,749

$
1,564,398

$
308,222

$
10,682,288

Chief Financial Officer

Michael A. Neal,

2006

$
1,400,000

$
3,300,000

$
3,906,929

$
1,759,672

$
3,032,927

$
294,872

$
13,694,400

Vice Chairman

John G. Rice,

2006

$
1,400,000

$
2,550,000

$
4,122,437

$
2,225,749

$
2,183,677

$
335,866

$
12,817,729

Vice Chairman

Robert C. Wright,

2006

$
2,500,000

$
6,900,000

$
2,516,712

$
2,473,683

$
2,422,714

$
1,010,780

$
17,823,889

Vice Chairman of the Board

1    Messrs. Sherin and Rice deferred a
portion of their salaries under the 2006 employee deferred salary plan, which is included in the Nonqualified Deferred Compensation Table on page 30. Each of the named executives also contributed a portion of his salary to the company’s 401(k)
savings plan.

2    This column represents the dollar amount recognized for
financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of PSUs and RSUs granted in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. As Mr. Wright is eligible for retirement, the fair value of his awards that have been held for more than a year have already been fully expensed. For RSUs, fair value is calculated using the closing price of GE stock on the date of grant. For additional information, refer to note 24 of the GE financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. Refer to note 3 below for a discussion of the calculation of fair value for PSUs. See the Grants of Plan-Based Awards Table for information on awards made in 2006. These amounts reflect the company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

3    This
amount includes PSUs granted to Mr. Immelt in 2006 as well as prior fiscal years. The PSUs are subject to market and performance conditions, as described in the CD&A on page 16. In measuring fair value, SFAS 123R distinguishes between vesting conditions related to the company’s stock price (market conditions) and other non-stock price related conditions (performance conditions). Market conditions, such as those in the PSUs that are tied to GE’s total shareholder return, reduce the grant-date fair value under SFAS 123R; performance conditions, such as those in the PSUs that are tied to GE’s operating performance, do not reduce the grant-date fair value under SFAS 123R but is evaluated at the end of each reporting period and may be adjusted for changes in operating performance. This amount reflects the company’s accounting expense for the PSUs, and does not correspond to the actual value that will be recognized by Mr. Immelt, which depends solely on the achievement of specified performance objectives over the performance period. Half of the PSUs for each grant are tied to average growth in cash flow from operating activities and the other half tied to total shareowner return on GE stock compared to the S&P 500. Based on the market value of GE’s stock on the date of grant of the PSUs, the PSUs granted in September 2006 had a grant date value of either zero, $4,251,250 or $8,502,500 depending on whether neither, one or both performance conditions are ultimately met.

4    This column represents the
dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options granted to each of the named executives, in 2006 as well as prior fiscal years, in accordance with SFAS
123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. As Mr. Wright is eligible for retirement, the fair value of his awards that have been held for more than a year have already been fully expensed. For additional information on the valuation assumptions with respect to the 2006 grants, refer to note 24 of the GE financial statements in the Form 10-K for the year ended December 31, 2006, as filed with the SEC. For information on the valuation assumptions with respect to grants made prior to 2006, refer to the note on Other Stock-Related information for the GE financial statements in the Form 10-K for the respective year-end. See the Grants of
Plan-Based Awards Table for information on options granted in 2006. These amounts reflect the company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

5    This column represents the sum of the change in pension value and non-qualified deferred compensation earnings in 2006 for each of the named executives. The change in pension value was $966,974, $1,518,781, $2,974,112, $2,110,102 and $1,902,423 for each of Messrs. Immelt, Sherin, Neal, Rice and Wright, respectively. See the
Pension Benefits Table on page 28 for additional information, including the present value assumptions used in this calculation. The above-market earnings on the employee salary deferral plans in which the named executives participate were $69,934,
$45,617, $58,815, $73,575 and $520,291 for each of Messrs. Immelt, Sherin, Neal, Rice and Wright, respectively. As described in the CD&A on page 17, an executive will not be offered the opportunity to participate in any salary deferral plans if he is a named executive at the time such plan is initiated. Above-market earnings represent the difference between market interest rates determined pursuant to SEC rules and the 8.5% to 14% interest contingently credited by the company on salary deferred by the named executives under various salary deferral plans in effect between 1987 and 2006. See the Nonqualified Deferred Compensation Table on page 30 for additional information.

6    See the All Other Compensation Table below for additional information.

All Other Compensation Table

The
following table describes each component of the All Other Compensation column in the Summary Compensation Table.

Name of Executive

Other Benefits[1]

Tax Payments[2]

Value of Supplemental Life Insurance Premiums[3]

Payments Relating to Employee Savings Plan[4]

Total

Immelt

$
296,147

$
14,245

$
122,121

$
115,500

$
548,013

Sherin

155,477

9,577

62,518

80,650

308,222

Neal

91,423

0

105,449

98,000

294,872

Rice

161,450

7,525

79,791

87,100

335,866

Wright

294,356

12,968

506,256

197,200

1,010,780

1    See the Other Benefits Table below
for additional information.

2    This column reports amounts reimbursed for the
payment of taxes with respect to financial counseling, tax preparation services and the personal use of NBCU car service. See the Other Benefits Table below for the incremental costs associated with providing these services.

3    This column reports taxable payments made to the named executives to cover premiums for universal life insurance policies owned by the executives. These policies include: (a) Executive Life, which provides universal life insurance policies for the named executives totaling $3 million in coverage at the time of enrollment, increased 4% annually thereafter; and (b) Leadership Life, which provides universal life insurance policies for over 4,400 of the company’s executive-band employees and above with coverage of two times their salary plus 100% of their bonus payments. The amount for Mr. Wright also includes Supplemental Life, the predecessor plan to Executive Life.

4    This column reports (a) company matching contributions to the named executive’s 401(k) savings account of 3.5% of pay up to the limitations imposed under IRS rules; (b) related matching deferred bonus credits of 3.5% of certain pay in excess of amounts eligible for matching under the 401(k) savings plan; and (c) a 3.5% one-time credit on the amount of salary deferred for those named executives who participated in the 2006 employee deferral salary plan. See page 30 for a further description of the company contributions related to nonqualified deferred compensation.

Other Benefits

The following table describes other
benefits and the cost to the company of providing them. The total amount of these other benefits is included in the All Other Compensation Table above for each named executive.

Name of Executive

Use of Aircraft[1]

Charitable Contributions[2]

Other[3]

Total

Immelt

$
219,533

$
0

$
76,614

$
296,147

Sherin

60,059

50,000

45,418

155,477

Neal

13,555

50,000

27,868

91,423

Rice

60,184

50,000

51,266

161,450

Wright

193,479

50,000

50,877

294,356

1    The calculation of incremental
cost for personal use of company aircraft includes the variable costs incurred as a result of personal flight activity: a portion of ongoing maintenance and repairs, aircraft fuel, satellite communications and any travel expenses for the flight crew. It excludes non-variable costs, such as exterior paint, interior refurbishment and regularly scheduled inspections, which would have been incurred regardless of whether there was any personal use of aircraft. Messrs. Immelt and Wright are designated as “security personnel” pursuant to an executive security program established by the MDCC for the protection of the company’s senior executive officers, and therefore are required to use company aircraft for all air travel, whether personal or business.

2    The GE Foundation matches up to $50,000 in
contributions a year for all employees, and $100,000 a year in contributions by named executives, to approved charitable organizations. The amount shown represents the additional match on charitable contributions made by the executive above the limit available to all employees.

3    This column reports the total amount of
other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executive. These other benefits include: (a) financial counseling and tax preparation services,
(b) a leased car, (c) car service fees, (d) alarm and generator installation, maintenance and monitoring, (e) participation in the Executive Products and Lighting Program and (f) an annual executive physical examination.

Grants of Plan-Based Awards in 2006

The following table provides information about equity and non-equity awards granted to the named executives in 2006: (1) the grant date; (2) the estimated future payouts under non-equity incentive plan awards, which consist of potential payouts under the LTPA granted in 2006 for the 2006 – 2008 performance period;
(3) estimated future payouts under equity incentive plan awards, which consist of the PSUs awarded to Mr. Immelt; (4) the number of shares underlying all other stock awards, which consist of RSUs awarded to the named executives other than Mr. Immelt, (5) all other option awards, which consist of the number of shares underlying stock options awarded to the named executives other than Mr. Immelt, (6) the exercise price of the stock option awards, which reflects the closing price of GE stock on the date of grant and (7) the grant date fair value of each equity award computed under SFAS 123R.

Grant Date

  Estimated Future Payouts
Under Non-Equity Incentive Plan Awards[1]

Estimated Future Payouts Under Equity Incentive Plan Awards[2]

All Other Stock Awards: Number of Shares of Stock or Units[3]

All Other Option Awards: Number of Securities Underlying Options[4]

Exercise or Base Price of Option Awards[5]

Full Grant Date Fair Value[6]

Name of Executive

Threshold

Target

Maximum

Maximum

Immelt

3/9/2006 9/8/2006

$
6,967,800

$
13,935,600

$
18,580,800

250,000

$
6,305,125

Sherin

3/9/2006 9/8/2006

$
2,445,000

$
4,890,000

$
6,520,000

83,334

$
2,834,189

9/8/2006

250,000

$
34.01

1,900,000

Neal

3/9/2006 9/8/2006

$
3,150,000

$
6,300,000

$
8,400,000

83,334

$
2,834,189

9/8/2006

250,000

$
34.01

1,900,000

Rice

3/9/2006 9/8/2006

$
2,681,300

$
5,362,500

$
7,150,000

83,334

$
2,834,189

9/8/2006

250,000

$
34.01

1,900,000

Wright

3/9/2006 9/8/2006

$
6,577,500

$
13,155,000

$
17,540,000

83,334

$
2,834,189

9/8/2006

250,000

$
34.01

1,900,000

1    These columns show the potential
value of the payout for each named executive under the 2006-2008 LTPA if the threshold, target or maximum goals are satisfied for all four performance measures. The potential payouts are performance-driven and therefore completely at risk. The business measurements, performance goals and salary and bonus multiples for determining the payout are described in the CD&A on page 17. As reflected in the Summary Compensation Table, no awards were paid for 2006.

2    This column shows the number of PSUs granted in 2006 to Mr. Immelt, which is the maximum number of PSUs that will convert into shares of GE stock at the end of the five-year performance period, if GE achieves the specified performance. The performance period commenced January 1, 2006, and ends December 31, 2010. 50% of the PSUs will convert into shares of GE stock only if GE’s cash flow from operating activities, adjusted to exclude the effect of unusual events, has grown an average of 10% or more per year over the performance period. The remaining 50% of the
PSUs will convert into shares of GE stock only if GE’s total shareowner return meets or exceeds that of the S&P 500 over the performance period. The company also awarded Mr. Immelt 180,000 two-year PSUs in February 2006 instead of his annual bonus for 2005, which was reported in the 2006 proxy statement.

3    This column shows the number of RSUs granted in 2006 to the named executives. Half of the RSUs granted will vest and convert into shares of GE stock on September 8, 2009, three years from the date of grant, with the remaining half vesting on September 8, 2011, five years from the date of grant. During the restricted period, each RSU entitles the individual to receive quarterly payments from the company equal to the quarterly dividends on one share of GE stock.

4    This column shows the number of stock options
granted in 2006 to the named executives. These options vest and become exercisable ratably in five equal annual installments, beginning on September 8, 2007, one year after the grant date.

5    This column shows the exercise price for the stock options granted, which was the closing price of GE stock on September 8, 2006, the date the MDCC granted the options.

6    This column shows the full grant date fair value of PSUs under SFAS 123R granted to Mr. Immelt, and the full grant date fair value of RSUs and stock options under SFAS 123R granted to the other named executives, in 2006. Generally, the full grant date fair value is the amount that the company would expense in its financial statements over the award’s vesting schedule. As Mr. Wright is eligible for retirement, the fair value of his awards that have been held for more than a year would be fully expensed in that year. See note 3 of the Summary Compensation Table for a discussion of fair value calculation related to the PSUs. For RSUs, fair value is calculated using the closing price of GE stock on the grant date of $34.01. For stock options, fair value is calculated using the Black Scholes value on the grant date of $7.60. The fair value shown for stock awards and option awards are accounted for in accordance with SFAS 123R. For additional information on the valuation assumptions, refer to note 24 of the GE financial statements in the Form 10-K for the year ended
December 31, 2006, as filed with the SEC. These amounts reflect the company’s accounting expense, and do not correspond to the actual value that will be recognized by the named executives. For example, the PSUs granted to Mr. Immelt are subject to specified performance objectives over the performance period, with half tied to average growth in cash flow from operating activities and the other half tied to total shareowner return on GE stock compared to the S&P 500. Based on the market value of GE’s stock on the date of grant of the PSUs, the PSUs had a grant date value of either zero, $4,251,250 or $8,502,500 depending on whether neither, one or both performance conditions are ultimately met.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table provides information on the current holdings of stock option and stock awards by the named executives. This table includes unexercised and unvested option awards; unvested RSUs; or PSUs with performance conditions that have not yet been satisfied. Each equity grant is shown separately for each named executive.
The vesting schedule for each grant is shown following this table, based on the option or stock award grant date. The option exercise prices shown below indicate rounding with respect to prices prior to 2000, which extended to four decimal points.
The market value of the stock awards is based on the closing market price of GE stock as of December 31, 2006, which was $37.21. The PSUs are subject to specified performance objectives over the performance period, with half tied to average growth in cash flow from operating activities and the other half tied to total shareowner return on GE stock compared to the S&P 500. The market value as of December 31, 2006, shown below assumes the satisfaction of these objectives. For additional information about the option awards and stock awards, see the description of equity incentive compensation in the CD&A on page 16.

Option Awards

Stock Awards

Name of Executive

Option Grant Date

Number of Securities Underlying Unexercised Options Exercisable

Number of Securities Underlying Unexercised Options Un- exercisable

Option Exercise Price

Option Expiration Date

Stock Award Grant Date

Number of Shares or Units of Stock That Have Not Vested

Market Value of Shares or Units of Stock That Have Not Vested

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not
Vested

Equity Incentive Plan Awards: Market or Payout Value
of Unearned Shares, Units or Other Rights That Have Not Vested

Immelt

7/3/1989

60,000

$
2,232,600

12/20/1991

72,000

2,679,120

6/23/1995

75,000

2,790,750

9/12/1997

180,000

$
22.08

9/12/2007

6/26/1998

112,500

4,186,125

9/11/1998

270,000

26.42

9/11/2008

9/10/1999

375,000

39.73

9/10/2009

9/22/2000

350,000

57.31

9/22/2010

11/24/2000

200,000

49.38

11/24/2010

11/24/2000

225,000

8,372,250

7/26/2001

800,000

43.75

7/26/2011

9/26/2001

400,000

35.48

9/26/2011

9/13/2002

800,000

200,000

27.05

9/13/2012

10/28/2002

4,000

148,840

9/15/2003

250,000

$
9,302,500

9/17/2004
(a)

250,000

9,302,500

9/16/2005
(a)

250,000

9,302,500

2/10/2006

180,000

6,697,800

9/8/2006
(a)

250,000

9,302,500

Option Awards

Stock Awards

Name

Option Grant Date

Number of Securities Underlying Unexercised Options Exercisable

Number of Securities Underlying Unexercised Options Un- exercisable

Option Exercise Price

Option Expiration Date

Stock Award Grant Date

Number of Shares or Units of Stock That Have Not Vested

Market Value of Shares or Units of Stock That Have Not Vested

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not
Vested

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested`

Sherin

12/20/1996

30,000

$
1,116,300

9/12/1997

60,000

$
22.08

9/12/2007

6/26/1998

45,000

1,674,450

9/11/1998

75,000

26.42

9/11/2008

7/29/1999

30,000

1,116,300

9/10/1999

150,000

39.73

9/10/2009

6/2/2000

45,000

1,674,450

9/22/2000

150,000

57.31

9/22/2010

7/26/2001

225,000

43.75

7/26/2011

9/10/2001

37,500

1,395,375

9/26/2001

112,500

35.48

9/26/2011

9/13/2002

280,000

70,000

27.05

9/13/2012

9/12/2003
(a)

26,667

992,279

9/12/2003

144,000

96,000

31.53

9/12/2013

9/12/2003
(b)

93,750

3,488,438

9/17/2004

108,000

162,000

34.22

9/17/2014

9/17/2004
(b)

60,000

2,232,600

9/16/2005

60,000

240,000

34.47

9/16/2015

9/16/2005
(b)

66,667

2,480,679

9/8/2006

250,000

34.01

9/8/2016

9/8/2006
(b)

83,334

3,100,858

Neal

6/24/1994

60,000

$
2,232,600

6/23/1995

75,000

2,790,750

9/12/1997

96,000

$
22.08

9/12/2007

6/26/1998

45,000

1,674,450

9/11/1998

108,000

26.42

9/11/2008

7/29/1999

30,000

1,116,300

9/10/1999

135,000

39.73

9/10/2009

6/22/2000

45,000

1,674,450

7/27/2000

11,250

418,613

9/22/2000

125,000

57.31

9/22/2010

7/26/2001

160,000

43.75

7/26/2011

9/26/2001

80,000

35.48

9/26/2011

9/13/2002

200,000

50,000

27.05

9/13/2012

3/14/2003

36,000

1,339,560

9/12/2003
(a)

20,000

744,200

9/12/2003

108,000

72,000

31.53

9/12/2013

9/12/2003
(b)

56,250

2,093,063

9/17/2004

84,000

126,000

34.22

9/17/2014

9/17/2004
(b)

46,667

1,736,479

7/1/2005

200,000

7,442,000

9/16/2005

48,000

192,000

34.47

9/16/2015

9/16/2005
(b)

53,334

1,984,558

9/8/2006

250,000

34.01

9/8/2016

9/8/2006
(b)

83,334

3,100,858

Option Awards

Stock Awards

Name

Option Grant Date

Number of Securities Underlying Unexercised Options Exercisable

Number of Securities Underlying Unexercised Options Un- exercisable

Option Exercise Price

Option Expiration Date

Stock Award Grant Date

Number of Shares or Units of Stock That Have Not Vested

Market Value of Shares or Units of Stock That Have Not Vested

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not
Vested

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units
or Other Rights That Have Not Vested

Rice

6/23/1995

45,000

$
1,674,450

9/12/1997

105,000

$
22.08

9/12/2007

6/26/1998

60,000

2,232,600

9/11/1998

120,000

26.42

9/11/2008

7/29/1999

30,000

1,116,300

9/10/1999

150,000

39.73

9/10/2009

7/27/2000

45,000

1,674,450

9/22/2000

150,000

57.31

9/22/2010

7/26/2001

225,000

43.75

7/26/2011

9/10/2001

37,500

1,395,375

9/26/2001

112,500

35.48

9/26/2011

9/13/2002

280,000

70,000

27.05

9/13/2012

9/12/2003
(a)

26,667

992,279

9/12/2003

144,000

96,000

31.53

9/12/2013

9/12/2003
(b)

93,750

3,488,438

9/17/2004

108,000

162,000

34.22

9/17/2014

9/17/2004
(b)

60,000

2,232,600

7/1/2005

200,000

7,442,000

9/16/2005

60,000

240,000

34.47

9/16/2015

9/16/2005
(b)

66,667

2,480,679

9/8/2006

250,000

34.01

9/8/2016

9/8/2006
(b)

83,334

3,100,858

Wright

6/27/1986

216,000

$
8,037,360

7/3/1989

270,000

10,046,700

6/26/1992

270,000

10,046,700

6/23/1995

180,000

6,697,800

9/12/1997

360,000

$
22.08

9/12/2007

6/26/1998

90,000

3,348,900

9/11/1998

375,000

26.42

9/11/2008

9/10/1999

450,000

39.73

9/10/2009

7/27/2000

150,000

5,581,500

9/22/2000

400,000

57.31

9/22/2010

7/26/2001

500,000

43.75

7/26/2011

9/26/2001

250,000

35.48

9/26/2011

9/13/2002

500,000

125,000

27.05

9/13/2012

9/12/2003
(a)

46,667

1,736,479

9/12/2003

252,000

168,000

31.53

9/12/2013

7/29/2004

100,000

3,721,000

9/17/2004

168,000

252,000

34.22

9/17/2014

9/17/2004
(b)

93,334

3,472,958

9/16/2005

60,000

240,000

34.47

9/16/2015

9/16/2005
(b)

66,667

2,480,679

9/8/2006

250,000

34.01

9/8/2016

9/8/2006
(b)

83,334

3,100,858

Option Awards Vesting Schedule

Grant Date

Vesting Schedule

9/12/1997

50% vests in three years; 50% vests in five years

9/11/1998

50% vests in three years; 50% vests in five years

9/10/1999

50% vests in three years; 50% vests in five years

9/22/2000

50% vests in three years; 50% vests in five years

11/24/2000

50% vests in three years; 50% vests in five years

7/26/2001

50% vests in three years; 50% vests in five years

9/26/2001

50% vests in three years; 50% vests in five years

9/13/2002

20% vests each year for five years from date of grant

9/12/2003

20% vests each year for five years from date of grant

9/17/2004

20% vests each year for five years from date of grant

9/16/2005

20% vests each year for five years from date of grant

9/8/2006

20% vests each year for five years from date of grant

Stock Awards Vesting Schedule

Grant Date

Vesting Schedule

6/27/1986

50% vests in five years; 50% vests upon retirement

7/3/1989

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

12/20/1991

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

6/26/1992

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

6/24/1994

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

6/23/1995

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

12/20/1996

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

6/26/1998

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

7/29/1999

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

6/2/2000

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

6/22/2000

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

7/27/2000

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

11/24/2000

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

9/10/2001

25% vests in three years; 25% vests in seven years; 50% vests upon retirement

10/28/2002

20% vests each year for five years from date of grant

3/14/2003

20% vests each year for five years from date of grant

9/12/2003(a)

50% vests in three years; 50% vests in five years

9/12/2003(b)

25% vests in three years; 25% vests in five years; 25% vests in ten years; 25% vests upon retirement

9/15/2003

Vests upon the satisfaction of performance conditions in five years

7/29/2004

25% vests in one year; 25% vests in two years; 25% vests in three years; 25% vests in four years

9/17/2004(a)

Vests upon the satisfaction of performance conditions in five years

9/17/2004(b)

50% vests in three years; 50% vests in five years

7/1/2005

25% vests in three years; 25% vests in five years; 25% vests in ten years; 25% vests upon retirement

9/16/2005(a)

Vests upon the satisfaction of performance conditions in five years

9/16/2005(b)

50% vests in three years; 50% vests in five years

2/10/2006

Vests upon the satisfaction of performance conditions in two years

9/8/2006(a)

Vests upon the satisfaction of performance conditions in five years

9/8/2006(b)

50% vests in three years; 50% vests in five years

Option Exercises and Stock Vested in Fiscal 2006

The following table provides information, for the named executives, on (1) stock option exercises during 2006, including the number of shares acquired upon exercise and the value realized and (2) the number of shares acquired upon the vesting of stock awards in the form of RSUs and the value realized, each before payment of any applicable withholding tax and broker commissions. The named executives held these stock options for their full ten-year term before exercising. As described in the CD&A, these executives are required to hold the net shares acquired upon exercise of stock options for at least one year. The exercise prices reported in the notes below indicate rounding, since prices prior to 2000 extended to four decimal points.

Option Awards

Stock Awards

Name of Executive

Number of Shares Acquired on Exercise

Value Realized on Exercise

Number of Shares Acquired on Vesting

Value Realized on Vesting

Immelt[1]

162,000

$
3,097,586

4,000

$
141,180

Sherin[2]

78,000

1,494,550

72,917

2,494,634

Neal[3]

150,000

2,939,385

71,750

2,438,289

Rice[4]

90,000

1,658,850

72,917

2,494,634

Wright[5]

510,000

9,861,309

96,667

3,256,953

1    Mr. Immelt exercised 162,000
stock options on August 28, 2006, with an exercise price of $14.73 and market price of $33.85. He acquired 4,000 shares with a market price of $35.30 on October 28, 2006, upon the lapse of RSUs.

2    Mr. Sherin exercised 78,000 stock options on August 24, 2006, with an exercise price of $14.73 and market price of $33.89. He acquired 15,000 shares with a market price of $32.89 on July 29, 2006, and 57,917 shares with a market price of $34.55 on September 12, 2006, each upon the lapse of RSUs.

3    Mr. Neal exercised 150,000 stock options on August 30, 2006, with an exercise price of $14.73 and market price of $34.33. He acquired 18,000 shares with a market price of $33.67 on March 14, 2006, 15,000 shares with a market price of $32.89 on July 29, 2006, and 38,750 shares with a market price of $34.55 on September 12, 2006, each upon the lapse of RSUs.

4    Mr. Rice exercised 30,000 stock options on January 31, 2006, with an exercise price of $14.73 and market price of $32.90; 30,000 stock options on April 25, 2006, with an exercise price of $14.73 and market price of $33.93; and 30,000 stock options on July 25, 2006, with an exercise price of $14.73 and market price of $32.65. He acquired 15,000 shares with a market price of $32.89 on July 29, 2006, and 57,917 shares with a market price of $34.55 on September 12, 2006, each upon the lapse of RSUs.

5    Mr. Wright exercised 510,000 stock options on August 29, 2006, with an exercise price of $14.73 and market price of $34.07. He acquired 50,000 shares with a market price of $32.89 on
July 29, 2006, and 46,667 shares with a market price of $34.55 on September 12, 2006, each upon the lapse of RSUs.

Pension Benefits in Fiscal 2006

The table below sets forth information on the pension benefits for the named executives under each of the following pension plans:

•

GE Pension Plan. The GE Pension Plan is a funded and tax qualified retirement program that covers approximately 135,000 eligible employees as of December 31,
2006. As applicable to the named executives, the plan provides benefits based primarily on a formula that takes into account the executive’s earnings for each fiscal year. Since 1989, the formula provides an annual benefit accrual equal to
1.45% of the executive’s earnings for the year up to “covered compensation” and 1.9% of his earnings for the year in excess of “covered compensation.” “Covered compensation” is currently $35,000 and has varied over the years based in part on changes in the average of the Social Security taxable wage bases. The executive’s annual earnings taken into account under this formula include base salary and up to one-half of the bonus payments, but may not exceed an IRS-prescribed limit applicable to tax-qualified plans ($220,000 for 2006). Over the years, GE has made special one-time adjustments to this Plan that increased eligible participants’ pensions, but no such adjustment was made in 2006. As a result, for service in 2006 the maximum incremental annual benefit an executive could have earned toward his total pension payments under this plan was $4,022.50 ($335.21 per month), payable after retirement as described below.

The accumulated benefit an employee earns over his or her career with the company is payable starting after retirement on a monthly basis for life with a guaranteed minimum term of five years. The normal retirement age as defined in this Plan is 65. For employees who commenced service prior to 2005, including the named executives, retirement may occur at age 60 without any reduction in benefits. Employees vest in the GE Pension Plan after five years of qualifying service. In addition, the Plan provides for Social Security supplements and spousal joint and survivor annuity options, and requires employee contributions.

Benefits under the GE Pension Plan are subject to the limitations imposed under section 415 of the Internal Revenue Code. The section
415 limit for 2006 is $175,000 per year for a single life annuity payable at an IRS-prescribed retirement age. This ceiling may be actuarially adjusted in accordance with IRS rules for items such as employee contributions, other forms of distribution and different annuity starting dates.

•

GE Supplementary Pension Plan. The company offers the GE Supplementary Pension Plan to the approximately 4,000 eligible employees in the executive-band and above to provide for retirement benefits above amounts available under the company’s tax-qualified and other pension programs. The Supplementary Pension Plan is unfunded and is not qualified for tax purposes. An employee’s annual Supplementary
Pension, when combined with certain amounts payable under the company’s tax-qualified and other pension programs and Social Security, will equal 1.75% of the employee’s “earnings credited for retirement benefits” multiplied by the number of the employee’s years of credited service, up to a maximum of 60% of such earnings credited for retirement benefits. The “earnings credited for retirement benefits” are the employee’s average annual compensation
(base salary and bonus) for the highest 36 consecutive months out of the last 120 months prior to retirement. Employees are generally not eligible for benefits under the Supplementary Pension Plan if they leave the company prior to reaching age 60.
The normal retirement age as defined in this Plan is 65. For employees who commenced service prior to 2005, including the named executives, retirement may occur at age 60 without any reduction in benefits. Benefits under the Supplementary Pension
Plan are generally payable at the same time and in the same manner as the GE Pension Plan.

•

GE Excess Benefits Plan. The GE Excess Benefits Plan is unfunded and not qualified for tax purposes. Benefits payable under this program are equal to the excess of
(1) the amount that would be payable in accordance with the terms of the GE Pension Plan disregarding the limitations imposed pursuant to section 415 of the Internal Revenue Code over (2) the pension actually payable under the GE Pension
Plan taking such section 415 limitations into account. Benefits under the Excess Benefits Plan are payable at the same time and in the same manner as the GE Pension Plan. The company expects only insignificant accruals under this plan.

No pension benefits were paid to any of the named executives in the last fiscal year. The company does not have a policy for granting extra pension service but has done so under the GE Supplementary Pension Plan in individual situations on very rare occasions. Mr. Wright was credited with extra years of service under the GE Supplementary Pension Plan in 1990. For further information on these pension plans, see page 18 of the CD&A.

The amounts reported in the table below equal the present value of the accumulated benefit at December 31,
2006, for the named executives under each plan based upon the assumptions described in note 1.

Name of Executive

Plan Name

Number of Years Credited Service

Present Value of Accumulated Benefit[1]

Immelt

GE Pension Plan

24.532

$
651,208

GE Supplementary Pension Plan

24.532

23,282,637

GE Excess Benefits Plan

24.532

885

Sherin

GE Pension Plan

25.425

$
516,308

GE Supplementary Pension Plan

25.425

8,799,867

GE Excess Benefits Plan

25.425

0

Neal

GE Pension Plan

27.233

$
850,813

GE Supplementary Pension Plan

27.233

15,957,731

GE Excess Benefits Plan

27.233

3,302

Rice

GE Pension Plan

28.39

$
619,785

GE Supplementary Pension Plan

28.39

11,450,622

GE Excess Benefits Plan

28.39

0

Wright[2]

GE Pension Plan

31.659

$
1,395,952

GE Supplementary Pension Plan

37.984

59,221,042

GE Excess Benefits Plan

31.659

247,263

1    The accumulated benefit is based on
service and earnings (base salary and bonus, as described above) considered by the plans for the period through December 31, 2006. It includes the value of contributions made by the named executives throughout their careers. The present value has been calculated assuming the named executives will remain in service until age 60, the age at which retirement may occur without any reduction in benefits, and that the benefit is payable under the available forms of annuity consistent with the assumptions as described in note 7 to the financial statements in the GE Annual Report for the year ended December 31, 2006. As described in such note, the interest assumption is 5.75%. If the assumed retirement age were changed to age 65, the normal retirement age as defined in the plans, the present value in total for the three plans would instead be $16,460,956; $6,408,887; $11,566,761; and $8,298,006 for each of Messrs. Immelt, Sherin, Neal and Rice. The post-retirement mortality assumption is based on the Uninsured Pensioner 1994 Mortality Table projected to 2015. With the exception of Mr. Wright, none of the named executives are vested in the GE Supplementary Pension Plan as of December 31, 2006.

2    The present value for Mr. Wright has been calculated based on his current age of 63.
If Mr. Wright’s assumed retirement age were changed to 65, the present value in total would instead be $55,056,781 for the three plans. Mr. Wright received credit for an additional six years and four months of service under the GE
Supplementary Pension Plan in 1990, which includes the years when he was employed at Cox Communications. The impact of the special service credit was limited to an additional 2.3 years because the maximum formula applied once he reached 34 years of service. The present value of the accumulated benefit attributable to the additional service is approximately $4.1 million.

Nonqualified Deferred Compensation Table in Fiscal 2006

The table below provides information on the non-qualified deferred compensation of the named executives in 2006, including:

•

Deferral of bonus. Executive-band and above employees, including the named executives, are able to defer all or a portion of their bonus payments in either (1) GE stock (GE Stock Units); (2) an index based on the S&P 500 (the S&P 500 Index Units) or (3) cash units. The participants may change their election among these options four times a year. If a participant elects either to defer bonus payments in GE Stock Units or the S&P 500 Index Units, the company credits a number of such units to the participant’s Deferred Incentive Compensation account based on the respective average price of GE stock and the S&P 500 Index for the 20 trading days preceding the date the Board approves the company’s total bonus allotment.

Deferred cash units earn
interest income on the daily outstanding balance in the account based on the prior calendar month’s average yield for U.S. Treasury Notes and Bonds issued with maturities of 10 and 20 years. The interest income does not constitute an
“above-market interest rate” as defined by the SEC, and is credited to the participant’s account monthly. Deferred GE Stock Units and S&P 500 Index Units earn dividend income on such units held as of the start of trading on the
NYSE ex-dividend date equal to (1) for GE Stock Units, the quarterly dividend declared by the GE Board, or (2) for S&P 500 Index Units, the quarterly dividend as declared by Standard & Poor’s for the S&P 500 Index for the preceding calendar quarter. Contributions made prior to 2005 permit participants to receive their deferred compensation balance upon termination of employment either through a lump sum payment or in annual installments over 10 to 20 years.
Contributions made in or after 2005 permit either a lump sum payment or 10, 15 or 20 annual installments.

In addition, the company awards a special
discretionary credit to the executive’s account, as a result of the limitations imposed by U.S. income tax regulations on the amount of compensation that an employee may save under the company’s 401(K) savings plan, and consequently the amount of matching contributions the company can make under that plan. The amount of the discretionary credit is calculated by multiplying 3.5% to an amount determined from the executive’s non-deferred base salary, plus the lesser of half the bonus amount or non-deferred bonus amount, and subtracting the maximum compensation permitted to be saved under the 401(k) savings plan, which was $220,000 in 2006. Contributions made after 2004 are paid in ten annual installments following terminations of employment.

•

Deferral of salary. Executive-band and above employees are able to defer their salary payments under salary deferral plans. These salary deferral plans pay accrued interest, including an above-market interest rate as defined by the SEC, ranging from 8.5% to 14%, compounded annually. Under the 2006 employee deferral salary plan, participants may defer between 10% and 50% of their current salary as of the end of the prior year in which the plan begins. Interest income will not be earned, or vest, unless the executive remains with the company for a period of five years from election. Early termination before the vesting date will result in an immediate payout of the deferred salary amount with no interest income paid, with exceptions for retirement, death, disability, layoff, plant closing and dispositions. With respect to distributions, participants may only elect to receive either a lump sum payment or 10 to 20 annual installments.

In addition, the company credits each participant’s deferred salary account with an amount equal to 3.5% of the deferred salary amount, which is based on the maximum matching contribution rate the company provides to employees in connection with the company’s 401(k) savings plan. As described in the CD&A, certain executives no longer participate in the salary deferral plans.

•

Deferral of long-term performance awards. The long-term performance awards for the 1994 to 1996 performance period, which was paid out in 1997, permitted the participating executives to defer some or all of portion of the payout they received in GE Stock Units. The terms of this deferral with respect to credits earned and dividend income are similar to the bonus deferral described above. Of the named executives, only Messrs. Neal and Wright participated in this deferral.

The named executives cannot withdraw any amounts from their deferred compensation balances until they either leave or retire from the company. No withdrawals or distributions were made in 2006.

Name of Executive

Type of Deferred Compensation Plan

Executive Contributions in Last Fiscal Year[1]

Registrant Contributions in Last Fiscal Year[2]

Aggregate Earnings in Last Fiscal Year[3]

Aggregate Balance at Last Fiscal Year End[4]

Immelt

Deferred bonus plans

$
0

$
198,300

$
244,530

$
2,703,076

Deferred salary plans

0

0

216,429

2,025,492

Sherin

Deferred bonus plans

$
0

$
63,200

$
39,670

$
458,933

Deferred salary plans

550,000

19,250

135,523

1,681,052

Neal

Deferred bonus plans

$
0

$
79,300

$
192,872

$
1,969,292

Deferred salary plans

0

0

192,891

1,816,274

Deferred LTPA

0

0

265,718

3,108,776

Rice

Deferred bonus plans

$
1,087,500

$
67,900

$
730,340

$
7,492,137

Deferred salary plans

700,000

24,500

228,692

2,711,487

Wright

Deferred bonus plans

$
0

$
179,900

$
1,867,091

$
21,757,392

Deferred salary plans

0

0

1,536,020

14,244,109

Deferred LTPA

0

0

329,916

3,859,865

1    Reflects participation by Messrs.
Sherin and Rice in the 2006 deferred salary plan and Mr. Rice’s deferral of a portion of his bonus received in February 2006 for prior year performance.

2    Reflects company contributions credited to the account of the named executives in 2006, including (a) the 3.5% special discretionary credit to the deferred bonus account as described above and (b) the one-time 3.5% credit on the 2006 salary deferrals for Messrs. Sherin and Rice. See the All Other Compensation Table on page 22 for the amount of company contributions related to 2006 performance, which may be credited in 2007. The amount of company contributions for Mr. Immelt shown in the All Other Compensation Table is much lower due to the absence of a cash bonus for 2005.

3    Reflects earnings on each type of deferred compensation listed above. The earnings on deferred bonus payments and deferred long-term performance awards do not include any company or executive contributions, and are calculated based on the (a) total number of deferred units in the account divided by the GE stock or S&P 500 index price as of December 31, 2006, less the (b) total number of deferred units in the account divided by the GE stock or S&P 500 index price as of December 31, 2005. The earnings on the deferred salary plans are calculated based on the total amount of interest payments made. See the Summary Compensation Table on page 21 for the above-market portion of those interest payments in 2006.

4    Includes interest income for Mr. Sherin ($85,175) and Mr. Rice ($203,562)
credited to the account under the 2003 and 2006 deferred salary plans for which the executives have not yet met the vesting requirements. If either of the executives leaves the company prior to vesting, the interest income credited will not be paid.

Potential Payments Upon Termination

As described in the CD&A, the named executives do not have employment, severance or change of control agreements with the company. The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the named executive’s employment had terminated on December 31,
2006, given the named executive’s compensation and service levels as of such date and, if applicable, based on the company’s closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees who joined the company prior to 2005, such as distributions under the GE 401(k) savings plan, subsidized retiree medical benefits, disability benefits and accrued vacation pay. Because it is unlikely that any of the named executives would be affected by a plant closing, disposition or layoff, this presentation does not reflect benefits that may be available in such situations under company plans and arrangements.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the company’s stock price and the executive’s age. Mr. Wright is the only named executive who was eligible to receive immediate retirement benefits as of December 31, 2006, which benefits are described and quantified below.

Equity awards. If one of the named
executives were to die or become disabled, any unexercisable stock options granted a year or more before the date of that event would become exercisable, and remain exercisable until the later of two years from the date of death or the expiration date of the grant. Remaining restrictions on awards of RSUs that were awarded at least a year prior to the event may lapse immediately in some cases, depending on the terms of the particular award. Awards of PSUs are cancelled upon events of death or disability.

For these purposes, “disability” generally means total disability, resulting in the grantee being unable to perform his job. The following table provides the intrinsic value (that is, the value based upon the company’s stock price, and in the case of options minus the exercise price) of equity awards that would become exercisable or vested if the named executive had died or become disabled as of December 31, 2006.

Upon Death

Upon Disability

Name of Executive

Stock Options

RSUs

Stock Options

RSUs

Immelt

$
2,032,000

$
11,888,595

$
2,032,000

$
2,232,600

Sherin

3,198,460

15,364,679

2,398,460

5,705,558

Neal

2,619,780

23,798,958

1,819,780

4,465,237

Rice

3,198,460

25,039,279

2,398,460

5,705,558

Wright

4,435,320

44,652,074

N/A

N/A

In addition, if Mr. Wright had retired on December 31, 2006, the intrinsic value of unvested stock options that would have become exercisable is $3,635,320, and the intrinsic value of RSUs that would have vested is $55,170,076.

Deferred compensation. The named
executives participate in deferred compensation plans that permit the deferral of salary, bonus, and at certain intervals, long term performance awards. The last column of the Nonqualified Deferred Compensation Table on page 30 reports each named executive’s aggregate balance at December 31, 2006, under each plan. The named executives are entitled to receive the amount in their deferred compensation account in the event of termination of employment, except that under the 2003 and
2006 deferred salary plans, certain named executives would forfeit the unvested interest income as indicated in note 4 of the Nonqualified Deferred Compensation Table upon a termination for reasons other than death or disability. The account balances continue to be credited with increases or decreases reflecting changes in the value of the GE Stock Units or S&P 500 Index Units and to accrue interest income or dividend payments, as applicable, between the termination event and the date distributions are made, and therefore amounts received by the named executives will differ from those shown in the Nonqualified Deferred Compensation Table. See the narrative accompanying that table for information on available types of distribution under each deferral plan.

Pension benefits. The Pension Benefits Table on page 28 describes the general terms of each pension plan in which the named executives participate, the years of credited service and the present value of each named executive’s accumulated pension benefit assuming payment begins at age 60 or, for Mr. Wright, age 63. The table below provides the pension benefits under the three plans that would have become payable if the named executives had died, become disabled or voluntarily terminated as of December 31, 2006.

•

In the event of death before retirement, the surviving spouse may elect to receive a benefit based upon the accrued pension benefits either (1) in the form of an annuity as if the executive retired and elected the spousal 50% joint and survivor annuity option prior to death or (2) as an immediate lump sum payment based on five years of pension distributions. The amount payable depends on several factors, including employee contributions and the ages of the executive and the surviving spouse. The survivors of each of the named executives who are at least age 50 as of December 31, 2006, with the appropriate years of service, would be entitled to receive annuity distributions promptly following death.

•

In the event a disability occurs before retirement, the executive may elect an annuity payment of accrued pension benefits, payable immediately and reduced for commencement before age 60. The amount of disability payment will also vary depending on a variety of factors.

The table below shows the annual annuity payment
payable (a) for the life of the surviving spouse in the case of the named executive’s death, (b) for the named executives other than Mr. Wright, as a 50% joint and survivor annuity to the executive in the case of disability and
(c) for the named executives other than Mr. Wright, as a 50% joint and survivor annuity to the executive payable after age 60 under the GE Pension Plan upon voluntary termination. Payments are made on a monthly basis. As stated in the discussion of the Pension Benefits Table on page 28, the named executive’s benefits under the GE Supplementary Pension Plan are generally forfeitable if their employment terminated before age 60 for reasons other than death or disability.

Name of Executive

Annual annuity upon death

Annual annuity upon disability

Annual annuity payable at age 60 after voluntary termination at
12/31/06

Immelt

$
1,384,564

$
2,701,546

$
80,629

Sherin

681,273

1,236,661

73,907

Neal

895,629

1,592,104

88,012

Rice

800,183

1,405,913

78,914

Wright

2,462,787

N/A

N/A

As he was retirement-eligible as of December 31, 2006, Mr. Wright would be eligible to receive retirement benefits instead of the disability pension. If Mr. Wright had retired on December 31, 2006, the annual annuity payment payable as a 50% joint and survivor annuity under his pension benefits would be $4,915,265.

2006-2008 Long-term performance awards. At the discretion of the MDCC, in the event of death, disability or retirement at December 31, 2006, the executive could have received a portion of the 2006-2008 LTPA based on the number of months worked during the performance period. The executive’s eligibility and award amount would be determined at the conclusion of the performance period. Depending on the achievement of the established performance criteria, the amount payable would range from zero to one-third of the maximum estimated future payouts shown in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column of the Grants of
Plan-Based Awards Table on page 23. See also the CD&A for a description of the 2006-2008 LTPA.

Life insurance benefits. For a description of the
supplemental life insurance plans that provide coverage to the named executives, see the All Other Compensation Table on page 22. If the named executives had died on December 31, 2006, the survivors of Messrs. Immelt, Sherin, Neal, Rice and
Wright would have received $22,490,400, $10,368,600, $12,050,000, $10,800,000 and $23,561,155, respectively, under this arrangement. The company would continue to pay the premiums in the event of a disability until such time as the policy is fully funded.

Non-management Directors’ Compensation for Fiscal 2006

The current compensation and benefit program for non-management directors has been in effect since January 1, 2003, and is designed to achieve the following goals: compensation should fairly pay directors for work required for a company of GE’s size and scope; compensation should align directors’ interests with the long-term interests of shareowners; and the structure of the compensation should be simple, transparent and easy for shareowners to understand. The table below on non-management directors’ compensation includes the following compensation elements:

Annual Compensation. In 2006, annual compensation of $250,000 was paid to each non-management director in four installments following the end of each quarter of service, 40% (or $100,000) in cash and 60% (or $150,000) in deferred stock units (DSUs). Non-management directors have the option of deferring some or all of their cash compensation in DSUs. There are no meeting fees. Each
DSU is equal in value to a share of GE stock and is fully vested upon grant, but does not have voting rights. DSUs accumulate quarterly dividend-equivalent payments, which are reinvested in additional DSUs. The DSUs will be paid out in cash to non-management directors beginning one year after they leave the Board. Directors may elect to take their DSU payments as a lump sum or in payments spread out for up to ten years.

Audit Committee Compensation and MDCC Compensation. Additional compensation, equal to 10% of the $250,000 annual compensation, was paid to directors serving on the Audit Committee and the MDCC, due to the workload and broad-based responsibilities of these two committees. Directors serving on both committees received compensation equal to 20% of their annual compensation. This additional compensation was made in the same 40%/60% proportion between cash and DSUs, respectively, and was payable in the same manner as the annual compensation.

All Other Compensation. The column below showing “All Other Compensation” includes the following items if the total for the director exceeds $10,000:

1.    Executive Products and Lighting Program. Non-management directors participate in our
Executive Products and Lighting Program on the same basis as our named executives. Under this program, upon request, directors can receive GE appliances for use in their homes. Income is imputed based on the fair market value of the products received. Non-management directors may also purchase lighting products at cost.

2.    Matching Gifts. Non-management directors may
participate in the GE Foundation’s Matching Gifts Program on the same terms as GE’s senior executive officers. Under this program, the GE Foundation will match up to $100,000 a year in contributions by the director to a charity approved by the GE Foundation. The maximum matching gifts per year for GE employees other than senior executive officers is $50,000 a year. The amounts shown in note 4 of the table below represents the additional match on charitable contributions made by the director above the limit available to all employees.

3.    Charitable Award. GE maintains a plan that permits each director to designate up to five charitable organizations (excluding a director’s private foundation) to share in a $1 million contribution to be made by the company upon the director’s termination of service. The company will fund the contribution from corporate assets upon such termination. The directors do not receive any financial benefit from this program since the charitable deductions accrue solely to the company. To avoid any appearance that a director might be unduly influenced by the prospect of receiving this benefit at retirement, the award vests upon the commencement of board service.

Name of Director

Fees Earned or Paid in Cash[1]

Stock Awards[2]

Option Awards[3]

All Other Compensation[4]

Total

James I. Cash, Jr.

$
110,000

$
252,336

$
1,135

$
36,224

$
399,695

William M. Castell[5]

75,000

120,092

—

—

195,092

Ann M. Fudge

50,000

321,873

1,135

16,793

389,801

Claudio X. Gonzalez

0

700,200

—

—

700,200

Susan Hockfield[6]

—

—

—

—

—

Andrea Jung

110,000

273,783

1,135

50,000

434,918

Alan G. Lafley

0

361,066

—

50,000

411,066

Robert W. Lane

0

311,878

—

—

311,878

Ralph S. Larsen

0

394,745

—

60,218

454,963

Rochelle B. Lazarus

0

393,011

1,135

50,196

444,342

Sam Nunn

0

487,670

—

48,563

536,233

Roger S. Penske

0

530,407

—

50,000

580,407

Robert J. Swieringa

44,000

336,129

—

—

380,129

Douglas A. Warner III

120,000

274,573

1,135

51,209

446,917

1    This column reports the amount of
cash compensation earned in 2006 for Board and committee service.

2    This
column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of DSUs granted in 2006 as well as prior fiscal years, in accordance with SFAS 123R. Fair value is initially calculated using the closing price of GE stock on the date of grant, and is then evaluated at the end of every reporting period and adjusted for a more recent stock price. The differences in the amounts shown among Board members largely reflect length of service and amount of fees deferred in DSUs. Mr. Castell also has 200,000 PSUs outstanding at 2006 fiscal year-end, which were previously granted to him as a senior executive of the company.

3    This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options previously granted to the directors. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123R. The fair value per option was $11.89, based on assumptions of 6.0 years expected life, expected volatility of 31.4%, expected dividend yield of 2.0%, and a risk free rate of 4.84%. We ceased granting stock options to directors in 2002. The following directors have outstanding option awards at 2006 fiscal year-end: Mr. Cash (90,000), Ms. Fudge (54,000), Ms. Jung (72,000), Mr. Gonzales (108,000), Ms. Lazarus (36,000), Mr. Nunn (108,000), Mr. Penske (108,000) and
Mr. Warner (108,000). Mr. Castell has 200,000 stock options outstanding, which were previously granted to him as a senior executive of the company.

4    Mr. Cash participated in the Executive Products and Lighting Program ($166) and the
Matching Gifts Program ($36,058). Ms. Fudge participated in the Executive Products and Lighting Program ($3,543) and the Matching Gifts Program ($13,250). Mr. Larsen participated in the Executive Products and Lighting Program ($10,218) and the Matching Gifts Program ($50,000). Ms. Lazarus participated in the Executive Products and Lighting
Program ($274) and the Matching Gifts Program ($49,922). Mr. Nunn participated in the Executive Products and Lighting Program ($2,887) and the Matching Gifts Program ($45,676). Mr. Warner participated in the Executive Products and Lighting
Program ($1,208) and the Matching Gifts Program ($50,000). Ms. Jung, Mr. Lafley and Mr. Penske also participated in the Matching Gifts Program, each with a benefit of $50,000.

5    Mr. Castell began his tenure as a non-management director in April 2006.

6    Ms. Hockfield joined the Board in December 2006 and did not earn any fees for
2006.

No Other Compensation. Non-management directors do not receive any non-equity incentive compensation, hold deferred compensation cash balances or receive pension benefits. Since 2003, DSUs have been the only equity incentive compensation awarded to the non-management directors. Any outstanding stock options held by non-management directors from prior years’ grants are subject to the same holding period requirement as stock options held by senior executives. Specifically, like the senior executives, the non-management directors are required to hold for at least one year the net shares obtained from exercising stock options after selling sufficient shares to cover the exercise price, taxes and broker commissions.

Stock Ownership Requirement. All non-management directors are required to hold at least $500,000 worth of GE stock and/or DSUs while serving as a director of GE. Directors will have five years to attain this ownership threshold.

Insurance. GE has provided liability insurance for its directors and officers since 1968. Corporate Officers & Directors Assurance Ltd. and XL Insurance are the principal underwriters of the current coverage, which extends until June 2007. The annual cost of this coverage is approximately $20.7 million.

Information on Stock Ownership

The table below includes all GE stock-based holdings, as of February 1, 2007, of our directors and the named executives.

Common Stock and Total Stock-Based Holdings

Name

Stock[1]

Total[2]

Name

Stock[1]

Total[2]

James I. Cash, Jr.

106,810

135,288

Rochelle B. Lazarus[3]

71,566

118,100

William M. Castell

201,213

404,457

Michael A. Neal

1,549,464

3,025,113

Ann M. Fudge

59,480

103,838

Sam Nunn

108,000

176,727

Claudio X. Gonzalez

366,662

494,928

Roger S. Penske

168,000

258,067

Susan Hockfield

0

0

John G. Rice[3]

1,683,835

3,286,356

Jeffrey R. Immelt

4,374,400

6,313,224

Keith S. Sherin[3]

1,555,031

2,901,823

Andrea Jung[3]

79,519

114,792

Robert J. Swieringa

2,711

37,149

Alan G. Lafley[3]

17,477

53,889

Douglas A. Warner III[3]

230,175

261,019

Robert W. Lane

14,500

27,528

Robert C. Wright

4,544,971

7,249,197

Ralph S. Larsen[3]

57,854

97,138

  Common stock holdings of all directors and all executive officers as a group were 22,324,062,[4]

1    This column lists voting
securities, including restricted stock held by the executive officers over which they have sole voting power but no investment power. Otherwise, except to the extent noted below, each director or executive officer has sole voting and investment power over the shares reported. In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days as follows: 90,000 shares for Mr. Cash; 200,000 shares for Mr. Castell; 54,000 shares for Ms. Fudge; 90,000 shares for each of Messrs. Gonzales, Nunn, Penske and Warner; 3,375,000 shares for Mr. Immelt; 72,000 shares for Ms. Jung; 1,144,000 shares for Mr. Neal; 1,419,500 shares for Mr. Rice; 1,364,500 shares for Mr. Sherin and 3,315,000 shares for Mr. Wright. No director or executive officer owns more than one-tenth of one percent of the total outstanding shares, nor do all directors and executive officers as a group own more than one percent of the total outstanding shares.

2    This column shows the individual’s total GE stock-based holdings, including the voting securities shown in the “Stock” column (as described in note 1), plus non-voting interests, including, as appropriate, PSUs, RSUs, deferred stock units, deferred compensation accounted for as units of GE stock and stock options which will not become exercisable within 60 days.

3    Includes the following numbers of shares over which the identified director or named executive has shared voting and investment power but as to which he or she disclaims beneficial interest: Ms. Jung (1,044 shares); Mr. Lafley (700 shares); Mr. Larsen (7,500 shares); Ms. Lazarus (5,300 shares); Mr. Rice
(300); Mr. Sherin (6,393) and Mr. Warner (1,200 shares).

4    Includes 17,199,250 shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days; 55,665 shares over which there are shared voting and investment power; and
546,000 shares over which there is sole voting power but no investment power.

Certain Relationships and Related Person Transactions

Review and Approval of Related Person Transactions. We review all relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in the company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. As set forth in the Audit Committee’s key practices, in the course of its review and approval or ratification of a disclosable related party transaction, the committee considers:

•

the nature of the related person’s interest in the transaction;

•

the material terms of the transaction, including, without limitation, the amount and type of transaction;

•

the importance of the transaction to the related person;

•

the importance of the transaction to the company;

•

whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•

any other matters the committee deems appropriate.

Any member of the
Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

Related Party Transactions. Mr. Penske has a direct
financial interest in and controls Penske Corporation (PC), which is privately held. Penske Truck Leasing Corporation, a subsidiary of PC, (PTLC) is the general partner of Penske Truck Leasing Co., L.P. (Truck Leasing, L.P.) PTLC and its subsidiary
PTLC Holdings Co., LLC (PTLC LLC) currently own 30% of the partnership interests in Truck Leasing, L.P. GE Capital Corporation (GE Capital) owns the remaining 70% interests. GE has consolidated Truck Leasing L.P. in GE’s financial statements since 2004. GE Capital extends acquisition and working capital loans and guarantees to the partnership, and those totaled approximately $6.3 billion as of December 31, 2006. GE Capital provides this funding on the same terms as those extended to its operating subsidiaries.

In June 2006, GE Capital sold to PTLC LLC 9% of its partnership interests in Truck Leasing L.P. for $230 million in cash, reducing the
GE Capital limited partnership interest from 79% to 70%. At the same time, the partnership increased the size of its existing revolving credit facility with GE Capital to $6.5 billion from approximately $5 billion. It borrowed $1.23 billion to make a distribution to both the general partner and the limited partners. PTLC LLC paid the purchase price for the 9% interest to GE Capital with internal funds and funds received from the distribution. GE Capital and PTLC extended the partnership agreement an additional ten years, to 2018. GE Plastics BV also purchased a wholly owned subsidiary of the partnership for $23.8 million.

In addition, various GE
businesses have arms-length commercial dealings with Penske entities, none of which are material individually or in the aggregate.

Mr. Penske’s son-in-law
is a business analyst at GE Real Estate and earned $129,700 in base salary and annual bonus in 2006. His compensation is commensurate with his peers’.

Mr. Wright’s son-in-law is a vice president at GE Asset Management and earned $532,000 in base salary and annual bonus in 2006. He also received equity awards. His compensation is commensurate with his peers’.

The Audit Committee has reviewed and approved or ratified these transactions.

Audit Committee Report

The Audit Committee reviews GE’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controllership, for preparing the financial statements and for the public reporting process. KPMG LLP, our company’s independent auditor for 2006, is responsible for expressing opinions on the conformity of the company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the effectiveness of the company’s internal control over financial reporting. In addition, KPMG will express its own opinion on the effectiveness of the company’s internal control over financial reporting.

In this context, the committee has reviewed and
discussed with management and KPMG the audited financial statements for the year ended December 31, 2006, management’s assessment of the effectiveness of the company’s internal control over financial reporting and KPMG’s evaluation of the company’s internal control over financial reporting. The committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).
KPMG has provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee has discussed with KPMG that firm’s independence. The committee has concluded that KPMG’s provision of audit and non-audit services to GE and its affiliates are compatible with KPMG’s independence.

Based on the considerations and discussions referred to above, the committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2006 be included in our Annual Report on Form 10-K for 2006. This report is provided by the following independent directors, who comprise the committee:

Douglas A. Warner III (Chairman)

Robert W. Lane

James I. Cash, Jr.

Robert J. Swieringa

Claudio X. Gonzalez

Independent Auditor

On behalf of GE and its affiliates, the Audit Committee of the Board retained KPMG LLP to audit our consolidated financial statements and our internal control over financial reporting for 2006 and to attest to management’s report on internal control over financial reporting. In addition, the Audit Committee retained KPMG, as well as other accounting firms, to provide other auditing and advisory services in 2006. We understand the need for KPMG to maintain objectivity and independence in its audit of our financial statements and our internal control over financial reporting. To minimize relationships that could appear to impair the objectivity of KPMG, our Audit Committee has restricted the non-audit services that KPMG may provide to us primarily to tax services and merger and acquisition due diligence and integration services, and has determined that we would obtain even these non-audit services from KPMG only when the services offered by KPMG are more effective or economical than services available from other service providers, and, to the extent possible, only after competitive bidding. It is also the committee’s goal that the fees that the company pays KPMG for non-audit services should not exceed the audit fees paid to KPMG, a goal that the company achieved in 2006 and 2005.

The Audit Committee has also adopted policies and procedures for pre-approving all non-audit work performed by KPMG. Specifically, the committee has pre-approved the use of KPMG for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; internal control reviews; tax compliance and advisory services; employee benefit plan audits;
and reviews and procedures that the company requests KPMG to undertake to provide assurances of accuracy on matters not required by laws or regulations, such as agreed-upon procedures letters. In each case, the committee has also set a specific annual limit on the amount of such services which the company would obtain from KPMG, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the committee for any engagement over $500,000. Notwithstanding the foregoing, any engagement of the independent auditor to provide internal control-related services must be specifically pre-approved by the committee. The chair of the committee is authorized to pre-approve any audit and non-audit service on behalf of the committee, provided such decisions are presented to the full committee at its next regularly scheduled meeting.

The aggregate fees billed by KPMG in 2006 and 2005 for these various services were:

Type of Fees

2006

2005

($ in millions)

Audit Fees

$
85.8

$
89.4

Audit-Related Fees

20.6

11.4

Tax Fees

9.0

8.4

All Other Fees

0.0

0.0

Total

$
115.4

$
109.2

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that GE paid to
KPMG for the audit of GE’s annual financial statements included in the Form 10-K and review of financial statements included in the

Form 10-Qs; for the audit of GE’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of GE’s financial statements and internal control over financial reporting, including services in connection with assisting the company in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations. “Audit-related fees” also include merger and acquisition due diligence and audit services and employee benefit plan audits. “Tax fees” are fees for tax compliance, tax advice and tax planning, and “all other fees” are fees for any services not included in the first three categories.

Our Audit Committee has adopted restrictions on our hiring of any KPMG partner, director, manager, staff, advising member of the department of professional practice, reviewing actuary, reviewing tax professional and any other persons having responsibility for providing audit assurance on any aspect of their certification of the company’s financial statements. The committee also requires key KPMG partners assigned to our audit to be rotated at least every five years.

Ratification of Selection of Independent Auditor

For purposes of determining whether to select KPMG as the independent auditor to perform the audit of our financial statements and our internal control over financial reporting for 2007, the Audit Committee conducted a thorough review of KPMG’s performance. The Committee considered:

•

  KPMG’s performance on the GE audit, including the quality of the GE engagement team and the firm’s experience, client service, responsiveness and technical expertise;

•

the firm’s leadership, management structure, client and employee retention and compliance and ethics programs;

•

  the record of the firm against comparable accounting firms in various matters, such as regulatory, litigation and accounting matters, including in connection with the company’s 2007 restatement;

•

the PCAOB report of selected KPMG audits for the 2004 year;

•

the firm’s financial strength and performance; and

•

the appropriateness of fees charged.

In the course of assisting the
committee in its review, company representatives interviewed senior management of KPMG and KPMG’s court-appointed independent monitor with respect to certain of the matters listed above. KPMG LLP was our independent auditor for the year ended
December 31, 2006. The firm is a registered public accounting firm.

KPMG representatives are expected to attend the 2007 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareowner questions.

We are asking our shareowners to ratify
the selection of KPMG LLP as our independent auditor. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of KPMG LLP to our shareowners for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our shareowners.

Our Board of Directors recommends a vote FOR the following proposal:

RESOLVED: that the selection by the Audit Committee of the Board of Directors of
the firm of KPMG LLP, Stamford Square, Stamford, Connecticut, as independent auditor for the company for the year 2007 is hereby ratified.

Proposal to Approve Majority Voting for the Election of Directors in Non-contested Elections

The Board of Directors recommends that
shareowners approve an amendment to the company’s certificate of incorporation requiring a majority vote for the election of directors.

New York business
corporation law provides that, unless otherwise specified in a company’s certificate of incorporation, a director is elected by a plurality of the votes cast. GE’s certificate of incorporation does not specify the voting standard required in director elections, so GE directors are currently elected by a plurality vote; that is, a director nominee who receives the highest number of affirmative votes cast is elected, whether or not such votes constitute a majority including withheld votes.

In 2006, GE adopted as GE policy a form of majority voting for non-contested director elections, implementing this policy through a bylaw amendment. Under this policy, directors continue to be elected by a plurality vote, but the bylaw requires that a director nominee who receives a greater number of
“withheld” votes than “for” votes, must immediately tender his or her resignation from the Board. The Board then would decide, through a process managed by the Nominating and Corporate Governance Committee and excluding the nominee in question, whether to accept the resignation at its next regularly scheduled meeting. Absent a compelling reason for the director to remain on the Board, the Board would accept the resignation. The Board’s explanation of its decision would be promptly disclosed in a Form 8-K report filed with the SEC.

To further strengthen this majority voting approach, the Board has authorized, and recommends that shareowners approve, an amendment to GE’s certificate of incorporation that would specify that director nominees in a non-contested election would be elected by a majority vote. Under this provision, each vote is specifically counted
“for” or “against” the director’s election, and will further enhance the accountability of each director to GE’s shareowners. An affirmative majority of the total number of votes cast “for” or
“against” a director nominee will be required for election. Shareowners will also be entitled to abstain with respect to the election of a director. In accordance with New York law, abstentions will have no effect in determining whether the required affirmative majority vote has been obtained.

Under New York law, shareowners must approve an amendment to the company’s certificate of incorporation to change the voting standard in director elections. If the proposed amendment is approved, a new paragraph will be added to Section 6 of GE’s certificate of incorporation that reads as follows:

“The vote required for election of a director by the shareholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor of or against the election of a nominee at a meeting of shareholders. In a contested election, directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. An election shall be considered contested if as of the record date there are more nominees for election than positions on the board of directors to be filled by election at the meeting.”

If approved, this amendment will become effective upon the filing with the New York Department of State of a certificate of amendment of GE’s certificate of incorporation. GE would make such a filing promptly after the annual meeting.

Upon approval of this proposal and the filing of the certificate of amendment, the Board will amend GE’s bylaws to conform its director resignation policy to the majority vote standard, so that an incumbent director who did not receive the requisite affirmative majority of the votes cast for his or her re-election must tender his or her resignation to the Board. Under New York law, an incumbent director who is not re-elected may remain in office until his or her successor is elected and qualified, continuing as a “holdover” director until his or her position is filled by a subsequent shareowner vote or his or her earlier resignation or removal by a shareowner vote. The Board will adopt the holdover director resignation policy to address the continuation in office of a director that would result from application of the holdover director provision. Under the holdover director resignation policy, the Board will decide whether to accept the resignation in a process similar to the one the Board currently uses pursuant to the existing policy.

Our Board of Directors therefore recommends a vote FOR the proposal to approve majority voting for the election of directors in non-contested elections.

Proposal to Approve GE 2007 Long-Term Incentive Plan

Introduction

The Board of Directors recommends that shareowners approve the GE 2007 Long-Term Incentive Plan (the Plan). The purpose of the Plan is to encourage selected salaried employees to acquire a proprietary interest in the growth and performance of the company, to generate an increased incentive to contribute to the company’s future success and prosperity, thus enhancing the value of the company for the benefit of its shareowners, and to enhance the ability of the company and its affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the company depend.

This section summarizes the Plan, and is qualified in its entirety by the full text of the Plan, which is included in Appendix A to this proxy statement. Capitalized terms used in this Proposal are defined in the Plan. If approved by shareowners, the Plan replaces the GE 1990 Long-Term Incentive Plan (the 1990 Plan). We have not granted, and do not expect to grant, any additional shares under the 1990 Plan between December 31, 2006, and the effective date of the Plan, other than the grant of up to 1,500,000 shares underlying stock option awards and 500,000 shares underlying awards other than stock options. Upon shareowner approval of this Plan, no further awards will be granted under the 1990 Plan. For information on outstanding equity compensation awards under our existing plans, see the Stock Compensation Plans Table on page 51.

The Management Development and Compensation Committee (the MDCC), a fully independent committee of our Board of Directors, is responsible for the administration of the Plan. The Plan has been carefully designed to enable the company to provide equity-based compensation to attract and retain its employees without resulting in excessive dilution to shareowner equity. For the years 2003 through 2005, the number of shares granted as a percentage of the total common shares outstanding by the company was in the first, or lowest, quartile of companies in the Dow 30 Industrial
Component. This percentage is otherwise known as the “average burn rate.” For 2006, the number of shares authorized to be issued plus the number of shares awarded and outstanding, divided by the total common shares outstanding, was also well within the first quartile of companies in the Dow 30 Industrial Component. This is otherwise known as the “simple overhang.”

Key Features of the
Plan

•

Limitation on shares requested. The maximum number of shares as to which stock options and stock awards may be granted under the Plan is 500,000,000 shares, of which no more than 250,000,000 may be available for Awards granted in any form provided for under the Plan other than Options or Stock Appreciation Rights. This represents 4.9% of our outstanding shares as of December 31, 2006. The 1990 Plan, which was approved by shareowners, authorized the company to award 0.95% of the outstanding shares available at the beginning of every year, equal to approximately 105.9 million shares per year for ten years. The approximately 105.9 million shares available for grant in 2007 under the 1990 Plan will be retired upon shareowner approval of this Plan.

•

Limitation on term of stock option grants. The term of each stock option will not exceed ten years.

•

Limitation on share counting. Shares surrendered for the payment of the exercise price or withholding taxes under stock options or stock appreciation rights, and shares repurchased in the open market with the proceeds of an option exercise, may not again be made available for issuance under the Plan.

•

No repricing or grant of discounted stock options. The Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award agreement or by substituting a new award at a lower price. The Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the Fair Market Value of GE stock on the date of grant.

Description of the Plan

Eligibility. Any salaried employees of the company or its affiliates will be eligible to participate in the Plan. The Plan does not permit grants to non-employee directors.

Administration. The Plan will be administered by a committee of the Board consisting of at least three non-employee directors (the Committee). The
Committee will have the authority to establish rules and guidelines for the administration of the Plan; select the salaried employees to whom awards are granted; determine the types of awards to be granted and the number of shares covered by such awards; set the terms and conditions of such awards and cancel, suspend and amend awards. The Committee has the sole discretion to make determinations and interpret the Plan. The Committee may not delegate to officers or managers of the company its authority to grant awards and to cancel or suspend awards for executive officers and directors of the company who file reports under Section 16 of the Securities Exchange Act of 1934.

Shares Available for Awards. Shares delivered pursuant to an award may consist of authorized and unissued shares or treasury shares. If any shares covered by an award under the Plan are forfeited or otherwise terminated without delivery of shares, then the shares covered by such an award shall again be available for granting awards under the Plan. In an acquisition, any awards made and any of the shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company will not be counted against shares available for granting awards under the Plan. Dividend equivalents denominated in shares and awards not denominated, but potentially payable, in shares shall be counted against the aggregate number of shares available for granting awards under the Plan in such amount and at such time as the dividend equivalents and such awards are settled in shares. Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other awards or awards granted under the 1990 Plan may only be counted once against the aggregate number of shares available.

As noted above, shares surrendered for the payment of the exercise price or withholding taxes under stock options or stock appreciation rights, and shares repurchased in the open market with the proceeds of an option exercise, may not again be made available for issuance under the Plan. In addition, shares that were subject to an option or stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such option or stock appreciation right will also not be made available for issuance. The last sales price of the company’s stock on February 1, 2007 was $36.23 as reported on the Consolidated Tape of New York
Stock Exchange Listed Securities.

Stock Options and Stock Appreciation Rights. The Committee may award stock options in the form of nonqualified stock options or incentive stock options, or stock appreciation rights, each with a maximum term of ten years. The Committee will establish the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other awards. Shareowner approval of the class of eligible participants under the Plan and the limits on the number of options and stock appreciation rights granted to any one participant under the Plan also is intended to satisfy the shareowner approval conditions for such awards to qualify as deductible under Section 162(m) of the Tax Code, as described below.

Restricted Stock and Restricted Stock Units. The Committee may award restricted stock and restricted stock units and establish the applicable restrictions, including any limitation on voting rights or the receipt of dividends. The Committee may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may accrue dividends, with or without interest, until the award is paid. The Committee will establish the manner and timing under which restrictions may lapse. If employment is terminated during the applicable restriction period, shares of restricted stock and restricted stock units still subject to restriction will be forfeited, except as determined otherwise by the Committee.

Performance Awards and Other Stock-Based Awards. The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the company or participant during a performance period. The Committee may grant other stock-based awards that are denominated or payable in shares, under the terms and conditions as the Committee will determine. The Committee may decide to include dividends or dividend equivalents as part of a performance or other stock-based award, and may accrue dividends, with or without interest, until the award is paid.

Limitations on Transfer and Per-Person Limitations. Awards are not transferable otherwise than by will or the laws of descent and distribution unless determined otherwise by the Committee. Awards may not be pledged or otherwise encumbered. The number of shares with respect to which stock options and stock appreciation rights may be granted during any three-year period to an individual will not exceed 9,000,000 shares, and the number of shares with respect to which restricted stock, restricted stock units, performance awards and other stock-based awards that may be granted in any three-year period to an individual will not exceed 3,000,000 shares, subject to adjustment as described below.

Amendments. The Committee will seek
shareowner approval of material amendments to the Plan as required by law, regulation or stock exchange. The Committee may waive conditions or amend the term of awards, or otherwise amend or suspend awards already granted subject to certain conditions.

Adjustments. In the event of certain corporate transaction or events affecting the number or type of outstanding common shares of the company, including, for example, a dividend or other distribution (whether in cash or stock), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or issuance of warrants, the Committee will make adjustments as it deems appropriate. These adjustments include changing the number and type of shares to be issued under the Plan and outstanding awards; changing the per-participant limitations on awards and the grant, purchase or exercise price of outstanding awards; and changing the restriction on the total amount of restricted stock, restricted stock units, performance awards or other stock-based award that may be granted. The Committee may also make adjustments in the terms of awards in connection with certain acquisitions, and make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the company or its financial statements or of changes in applicable laws, regulations, or accounting principles.

Federal
Income Tax Consequences. The grant of an option or stock appreciation right will create no tax consequences for the participant or the company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of an option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the incentive stock option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option
(including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss. Other awards under the Plan, including non-qualified options and stock appreciation rights, generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other awards. Except as discussed below, the company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation rights, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, the company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.

Section 162(m) generally allows the company to obtain tax deductions without limit for performance-based compensation. The company intends that options and stock appreciation rights, and, subject to shareowner approval of the performance goals described in this proxy statement, restricted stock units and contingent long-term performance awards granted under the Plan will continue to qualify as performance-based compensation not subject to Section 162(m)’s $1 million deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Plan will be fully deductible under all circumstances. In addition, other awards under the Plan, such as restricted stock and other stock-based awards, generally may not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.

This general tax discussion is intended for the information of shareowners considering how to vote with respect to this proposal and not as tax guidance to participants in the Plan. Different tax rules may apply to specific participants and transactions under the Plan, particularly in jurisdictions outside the
United States.

Our Board of Directors therefore recommends a vote FOR the proposal to approve the GE 2007 Long-Term Incentive Plan.

Proposal to Approve Material Terms of Senior Officer Performance Goals

Introduction. United States tax laws generally do not
allow publicly held companies to obtain tax deductions for compensation of more than $1 million paid in any year to any of their five most highly paid executive officers unless such payments are “performance-based” as defined in the tax laws. One of the requirements for compensation to be performance-based under those laws is that the company must obtain shareowner approval every five years of the material terms of performance goals for such compensation. In accordance with
Internal Revenue Service rules, the material terms that the shareowners approve constitute the framework for the Management Development and Compensation Committee (the MDCC) to establish programs and awards under which compensation provided by the company can qualify as “performance-based” compensation for purposes of the tax laws. Under the tax rules, the MDCC must be comprised solely of two or more outside directors. At the 2002 Annual Meeting, shareowners approved the material terms of performance goals to be used by the MDCC for awarding specified executive compensation from the date of that meeting until the date of the 2007 Annual Meeting.

The Board is requesting shareowner approval of the material terms of performance goals in this proposal to enable the company to continue to have a shareowner-approved arrangement under which it may receive tax deductions until the 2012
Annual Meeting. The goals pertain to three specified forms of compensation that may be awarded to the senior officers of the company during the next five years: (1) annual bonuses paid under the GE Incentive Compensation Plan (the IC Plan);
(2) Restricted Stock Units (RSUs), including Performance Share Units (PSUs), granted under the new 2007 GE Long-Term Incentive Plan (the 2007 Plan) for which the company is also seeking shareowner approval; and (3) long-term performance awards granted under the 2007 Plan.

Material Terms of the Performance Goals. As defined in the tax rules, shareowners must approve each of the material terms of performance goals if the company is to obtain tax deductions for the specified forms of performance-based compensation for executives whose total annual compensation exceeds $1 million, including (i) the employees eligible to receive compensation, (ii) the performance goals, (iii) the description of the business measurements on which the performance goals are based and (iv) the formula used to calculate the maximum amount of compensation that can be paid to an employee under the arrangement. Each of these aspects is discussed below.

Group of employees covered. The group of employees whose
compensation would be subject to the performance goals would include the company’s senior officers, including the executive officers required to file reports under Section 16 of the Securities Exchange Act of 1934. Although the tax laws only limit deductibility for compensation paid to the five most highly paid executive officers, we may apply the performance goals to all senior officers in the event that any of them becomes one of the five most highly compensated during the time that they hold an award covered by this proposal.

Business measurements in the performance goals. The company intends to use the following business measurements as the basis of the performance goals:

•

For annual bonuses under the IC Plan and awards of RSUs granted under the 2007 Plan, the company would use its annual net earnings as determined under generally accepted accounting principles (GAAP), adjusted to remove the effect under GAAP of unusual events (adjusted net earnings), as the business measurement;

•

For payment of long-term performance awards granted under the 2007 Plan, the company would use one or more of the following business measurements: sales, revenue, net income, net earnings, earnings per share, return on total capital, return on equity, cash flow, operating profit and margin rate, subject to adjustment by the MDCC to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise. The MDCC may establish performance goals that are measured either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or related company, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the MDCC in the award.

Per-person maximum amounts. The maximum amounts payable to any senior officer under each performance goal would be:

•

  With respect to annual bonus paid under the IC Plan for any year, one-tenth of one percent of the company’s adjusted net earnings for such year;

•

no more than 3,000,000 RSUs could be granted under the 2007 Plan to any senior officer during any three-year period, adjusted in the event of a change in corporate structure as described under the 2007 Plan; and

•

the maximum fair market value of payments to any senior officer under long-term performance awards granted under the 2007 Plan could not exceed one-tenth of one percent of the company’s aggregate adjusted net earnings during the performance period.

The MDCC has established business measurements and maximum
amounts that it considers appropriate in light of foreseeable contingencies and future business conditions. If approved by the shareowners, this proposal would not limit the company’s right to award or pay other or additional forms of compensation (including, but not limited to, salary, or other stock-based awards under the 2007 Plan) to the company’s senior officers. These other forms of compensation may be paid regardless of whether or not the performance goals for annual bonuses, RSUs, or long-term performance awards in this proposal are achieved in any future year, and whether or not payment of such other forms of compensation would be tax deductible, but will be designed so as not to affect the deductibility of arrangements intended to qualify as performance-based compensation under the tax laws.

Material Terms of Awards and Plans. The following sections describe both the general terms of the awards that will be subject to the performance goals and the material features of the plans under which the awards are granted.

Annual bonuses and material features of the IC Plan. Annual bonuses for members of management and other key employees of the company and its affiliates, other than GE Capital Services which currently maintains separate bonus plans appropriate to its business, are determined and paid under the IC Plan. The IC Plan authorizes the Board to appropriate to an incentive compensation reserve (the IC Reserve) each year up to 10% of the amount by which the company’s consolidated net earnings exceed 5% of the company’s average consolidated capital investment, each as defined in the IC Plan. Any amount in the IC Reserve not paid to participants in a given year may be carried forward and paid in subsequent years. The IC Plan is administered by the MDCC. The MDCC selects employees eligible to participate in the IC Plan, provided that at least one-half of one percent of the total number of employees in the company and its consolidated affiliates must be designated to participate each year.

Each year, the MDCC determines the amount of the IC Reserve and the total amount to be paid to participants.
The MDCC also determines the specific annual bonus for each officer of the company. In the case of senior officers, that amount is subject to a maximum annual limit discussed above. Bonuses are paid as soon as practicable following these determinations, except that the MDCC may require deferral of, or may permit a participant to elect to defer, all or part of his or her bonus. The MDCC may pay out deferred bonuses in cash or in such other manner as the MDCC may specify, including, if approved by shareowners, in shares issued under the 2007 Plan. In recent years, all payouts of deferred amounts, including those relating to stock units, have been in cash. Non-deferred payments may be made in cash, or in shares of company common stock valued at their then fair market value, or in other securities.

Shareowner approval must be obtained for any amendment to the IC Plan that would increase the amount that may be appropriated to the IC Reserve. Otherwise, the Board may amend, suspend or terminate the IC Plan, including amendments that may increase the company’s costs. Stock units under the IC Plan are subject to adjustment in the event of a stock split, stock dividend or other change in corporate structure. The amounts of bonuses paid to the named executives for 2006 under the IC Plan are disclosed in the column labeled “Bonus” in the Summary Compensation Table on page 21.

Restricted Stock Units Under the 2007 Plan. If this proposal and the proposal adopting the 2007 Plan are approved, RSUs would be awarded based upon achievement of a pre-established performance goal for adjusted net earnings, as discussed above. Each RSU gives the senior officer the right to receive a share of GE stock, or an equivalent cash payment, and is subject to a risk of forfeiture upon certain kinds of employment terminations during a restricted period specified by the MDCC when the RSU is granted. Although the MDCC would have discretion to vary the forfeiture conditions of RSUs granted upon achievement of the performance goal,
RSUs previously granted by the MDCC generally provide for forfeiture if the executive officer is terminated by the company or voluntarily leaves the company before retirement. Each RSU may also provide quarterly cash payments equal to the amount of dividends paid on GE stock. RSUs are non-transferable.

Long-Term Performance Awards Under the 2007 Plan. The proposed performance goals also relate to long-term performance awards to be made to senior officers under the 2007 Plan. These long-term performance awards generally represent rights valued as determined by the MDCC and payable to the senior officer upon achievement of specified performance goals during a specified performance period of greater than one year. Under a long-term performance award, the MDCC will first determine, after the end of the performance period, whether the senior officer has become entitled to a payment of his or her performance award. If so, the MDCC will determine whether that payment will be paid in cash, shares of stock, or crediting of stock units, and whether such stock units will be payable in cash or stock. The MDCC may also permit the participant to elect the form of payment for all or a portion of the award.

Material Features of the 2007 Plan. The material features of the 2007
Plan are described above under Management Proposal to Approve GE 2007 Long-Term Incentive Plan.

Our Board of Directors therefore recommends a vote FOR the
proposal to approve the material terms of senior officer performance goals.

Shareowner Proposals

The following shareowner proposals will be voted on at the 2007 Annual Meeting only if properly presented by or on behalf of the shareowner proponent. Some of the following shareowner proposals contain assertions about GE that we believe are incorrect. We have not attempted to refute all of the inaccuracies. However, the Board of Directors has recommended a vote on each of these proposals for the reasons set forth following each proposal. Share holdings of the various shareowner proponents will be supplied upon oral or written request.

•

Shareowner Proposal No. 1—Cumulative Voting

Evelyn Y.
Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, DC 20037, has notified us that she intends to present the following proposal at this year’s meeting:

“RESOLVED: “That the stockholders of GE, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

“REASONS: “Many states
have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 1,414,418,654 shares, representing approximately 22.3% of shares voting, voted FOR my resolution.

“If you AGREE, please mark your proxy FOR this resolution.”

Our
Board of Directors recommends a vote AGAINST this proposal.

Like most major corporations, GE provides that each share of common stock is entitled to one vote for each nominee for director. The Board believes that this voting system is most likely to produce an effective board of directors that will represent the interests of all the company’s shareowners. This shareowner proposal could potentially allow a small shareowner group to have a disproportionate effect on the election of directors, possibly leading to the election of directors who advocate the positions of the groups responsible for their election rather than positions which are in the best interests of all shareowners. Because each director oversees the management of the company for the benefit of all shareowners, the Board believes that it is appropriately addressing shareowner concerns over the election process and that cumulative voting would not be in the best interests of all shareowners. The Board, therefore, recommends a vote against the proposal.

•

Shareowner Proposal No. 2—Curb Over-Extended Directors

William Steiner, 112 Abbotsford Gate, Piermont, NY 10968, has notified us that he or his representative, John Chevedden, intends to present the following proposal at this year’s meeting:

“RESOLVED: Curb Over-Extended Directors. Shareholders request that board service for our Directors be limited to a total of 3 directorships. One exception would be that fully-retired directors could serve on a maximum of 5 boards. These provisions to be included in our bylaws if practicable.

“Our
company is in very complex and diverse businesses and consequently we should expect our directors to have the time for a special commitment to our company—and not be overextended by excessive commitments to other companies. Furthermore our
15-member board is unwieldy due to its size and thus could drift toward CEO-domination.

“Although our directors received notice of our concern
for their being over-extended, in the form of shareholder proposals in 2004, 2005 and 2006, three of our directors still served on 5 to 10 boards each in 2006. The 2006 edition of this proposal won the highest vote of any 2006 GE shareholder proposal.

“GE Director Claudio Gonzalez was super-sized in over-extension with his 10 board seats in 2006. Mr. Gonzalez was also rated a
“problem director” in 2005 by The Corporate Library (TLC) http://www.thecorporatelibrary.com/ an independent investment research firm. Reason: Mr. Gonzalez chaired the executive compensation committee at Home Depot, which received a CEO Compensation rating of “F” by TCL in 2005. Home Depot still had an “F” rating in corporate governance in 2006. Furthermore Mr. Gonzalez was an active CEO which connotes over-commitment concerns by itself.
Mr. Gonzalez was additionally over-committed with service on 3 of our board’s key Committees: Audit, Compensation and Nomination.

“Mr.
Gonzalez’s Compensation Committee service could have contributed to our company’s “High Concern” rating in executive compensation. Additionally, Mr. Gonzalez received 10-times the number of against-votes at our 2006 annual meeting compared to some of his fellow GE board members.

“GE Director Samuel Nunn held 5 board seats, including three companies which had 2006 corporate governance ratings of “D” or “F” by The Corporate Library. This included Coca-Cola (KO) and Total System Services (TSS). Furthermore Mr. Nunn served on our Compensation Committee rated “High Concern.”

“GE Director James Cash held 5 board seats and was on our key audit committee. Thus 40% of our key Audit Committee members (Mr. Cash and
Mr. Gonzalez) each held 5 or 10 board seats each.

“Make sure that the directors aren’t so busy serving on other corporate boards that they don’t have time for the company whose shares you own.” See “Take on the Street” by Arthur Levitt, Chairman of the Securities and Exchange Commission, 1993-2001

“Curb Over-Extended Directors

“Yes on 2”

Our Board of Directors recommends a vote AGAINST this proposal.

The Board
has approved and implemented its Governance Principles, which specify that directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. These principles, which are published on the GE website at http://www.ge.com/en/citizenship/govcomp/governance.htm, also provide that directors who serve as business CEOs or in equivalent positions should not serve on more than two boards of public companies in addition to the GE Board, and other directors should not serve on more than four other boards of public companies in addition to the GE Board. When the Board adopted these principles, it permitted directors who then held positions in excess of these limits to maintain those positions unless the Board determined that doing so would impair the director’s service on the GE Board. All of the GE directors have demonstrated great commitments of time, energy and oversight to GE. The Board has recently reaffirmed that those directors grandfathered at the time the Governance Principles were adopted continue to serve with energy and distinction. The Board believes that this proposal is unnecessary because the Board has adequately addressed the concerns it raises and therefore recommends a vote against the proposal.

•

Shareowner Proposal No. 3—One Director from the Ranks of Retirees

Kevin Mahar, 33 Rockwood Road, Lynnfield, MA 01940, has notified us that he or his representative, John Chevedden, intends to present the following proposal at this year’s meeting:

“Resolved: One Director from the Ranks of Retirees. Shareholders recommend that our Board of Directors adopt a policy that each year our Board nominate one
Director candidate for our Company’s Board of Directors who is a non-executive retiree of our company.

“The substantial number of shares held by the 205,000 General Electric retirees suggests that representation on the Board would be appropriate. A retiree would bring a unique perspective along with increased balance to the Board’s deliberations. With 15 director positions on our board there is clearly room for one retiree director.

“By adopting this resolution, we will have the benefit of a director candidate with independence from company management and simultaneously add to the diversity of the Board. One retiree director could help correct an injustice concerning older retirees who get only an $18 per month pension. Correcting this injustice could improve the morale of all retirees and even current employees.

“Older retirees are not covered under a 2003 union contract for most retirees giving a minimum pension of $33 a month times the retiree’s years of service. There are over 57,000 older retirees who could qualify for that $33 minimum. The shame of it all is that the GE pension trust is worth over $49 billion dollars with a surplus of over $9 billion. Correcting this injustice would cost about
$250 million a year from the surplus. The amount from the surplus will diminish each year because these retirees are passing away.

“Our former
Chairman Jack Welch said that GE retirees are the largest block of shareowners in our company. Consequently their interests are aligned with the interests of our company. Accordingly the largest block of shareowners should be represented on our board.

“One Director from the Ranks of Retirees

“Yes on 3”

Our Board of Directors recommends a vote AGAINST this proposal.

The Board’s Nominating and Corporate Governance Committee strives to have a Board representing diverse experience at policy-making levels in business, government, education and technology, and in areas that are relevant to the company’s global activities. With a Board currently comprised of 12 independent directors out of 16, from different professional and personal backgrounds, the Nominating and Corporate Governance Committee believes it has achieved its objective for an independent and diverse Board. In selecting director nominees, the committee, itself comprised wholly of independent directors, exercises its judgment in selecting the best possible nominees to serve all of our shareowners, and not just a constituency or faction. The committee screens all candidates for directorships in the same manner, regardless of the source of the recommendation. In light of the Board’s independence and diversity, we see no reason to change the current nomination process or to require the committee to select one director nominee from the ranks of GE’s non-management retirees. The Board therefore recommends a vote against this proposal.

•

Shareowner Proposal No. 4—Independent Board Chairman

Helen Quirini, 2917 Hamburg Street, Schenectady, New York 12303, has notified us that she or her representative, John Chevedden, intends to present the following proposal at this year’s meeting:

“RESOLVED: Shareholders request that our Board establish a rule (specified in our charter or bylaws if practicable) of separating the roles of our CEO and
Board Chairman, so that an independent director who has not served as an executive officer of our Company, serve as our Chairman whenever possible.

“This proposal gives our company an opportunity to follow SEC Staff Legal Bulletin 14C to cure a Chairman’s non-independence. This proposal shall not apply to the extent that compliance would necessarily breach any contractual obligations in effect at the time of the 2007 shareholder meeting.

“The primary purpose of our Chairman and Board of Directors is to protect shareholders’ interests by providing independent oversight of management, including our Chief Executive Officer. Separating the roles of CEO and Chairman can promote greater management accountability to shareholders and lead to a more objective evaluation of our CEO.

“It is important to take one step forward and support this proposal since our 2006 governance standards were not impeccable. For instance in 2006 it was reported (and certain concerns are noted):

•

The Corporate Library, http://www.thecorporatelibrary.com/ an independent research firm rated our company:

“D” in Corporate Governance.

“High Concern”
in Executive Pay.

“High” in Overall Governance Risk Assessment

•

We had no Independent Chairman—Independent oversight concern.

•

Cumulative voting was not allowed.

•

We had 15 directors—Unwieldy board concern and potential for CEO dominance.

•

There were too many active CEOs on our board (10)—Independence concern and CEO over-commitment concern.

•

We had 3 insiders on our board—Independence concern.

•

One director, Mr. Penske had non-director relationships with our company—Independence concern.

“Additionally:

•

Our directors still had a $1 million gift program. Independence concern.

•

Our following key directors also served on boards rated D or F by The Corporate Library:

1)
Mr. Warner, our Audit Committee Chairman, served on the Anheuser-Busch (BUD) board rated D.

2)
Mr. Larsen, our Lead Director, served on the Xerox (XRX) board rated D.

3)
Mr. Gonzales, our Nomination Committee Chairman, served on the Home Depot (HD) board rated F.

•

Mr. Nunn and Mr. Larsen are designated as “Accelerated Vesting” directors by The Corporate Library due to their involvement with a board that accelerated the vesting of stock options just prior to implementation of FAS 123R policies in order to avoid recognizing the related expense, which is now required.

“The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes to: Separate the Roles of CEO and Chairman.

“Yes on 4”

Our Board of Directors recommends a vote AGAINST this
proposal.

We believe that our Governance Principles ensure that strong, independent directors continue to effectively oversee our management and provide vigorous oversight of our key issues relating to strategy, risk and integrity. As described in our Governance Principles, these measures include the designation of an independent director to act as presiding director. The presiding director, Ralph S. Larsen, the former Chairman of the Board and Chief Executive Officer of Johnson & Johnson, presides at regular meetings of the non-management directors without any members of management present. These meetings are scheduled at least three times a year. The presiding director also advises on the selection of committee chairs, advises on the agenda for Board meetings and, with the CEO, determines the nature and extent of information that should be provided to the Board. We believe that this is a more effective structure for ensuring effective oversight by an independent board than an independent chairman, and therefore the Board recommends a vote against this proposal.

•

Shareowner Proposal No. 5—Eliminate Dividend Equivalents

The IUE-CWA Pension Fund, 501 Third Street, N.W., Washington, DC 20001, has notified us that its representative, Tony Daley, intends to present the following proposal at this year’s meeting:

“RESOLVED, that the shareowners request that the Board of Directors of General Electric (“Company”) adopt a policy that the Company will no longer pay dividends or equivalent payments to senior executives of the Company for shares they do not own.

“Supporting Statement

“The 2006 Compensation Committee Report discloses that the senior executives of the Company have received millions of dollars of “dividend-equivalent payments” on grants of equity compensation that they do not own. These are shares that the executives may never earn if the Company fails to meet certain performance targets.

“According to one report, CEO Jeffrey Immelt “received more that $1 million last year in dividends on unearned restricted and performance shares” (Wall Street Journal, May 4, 2006). In this context, the 2006 proxy statement discloses that Mr. Immelt had a total of 1.3 million units of restricted stock and performance shares as of December 31, 2005, which would amount to $1.3 million in “dividend-equivalent payments,” an amount equal to 40% of his 2005 salary of $3,225,000, if such payments had been made on all the units for all of 2005.

“The report of the Compensation Committee declares, “we have compensated the CEO with [Performance Share Units]... because we believe that the CEO’s equity-based compensation should be focused entirely on incentives for performance and alignment with investors.” It adds that the performance share units “will convert into shares of GE stock at the end of the five-year performance period only if the specified performance objectives have been achieved.”

“In our view, it is a blatant contradiction of the principle of pay for performance to give the CEO and other senior executives million of dollars in “dividends” over periods of up to five years for stock that they do not own now, and may fail to earn in the future. If the purpose of a grant of performance shares is to make compensation contingent on the achievement of specified performance objectives, as the Compensation Committee has said, we submit that no “dividends” should be paid on those shares until an executive has actually earned full ownership rights.

“In this context, there are at least two options. According to the Wall Street Journal report noted above,
Pepsico, Sara Lee, and DuPont “withhold the payment of the accumulated dividends until an executive earns the shares.” It adds that other leading companies, such as Intel and Microsoft, “never pay dividends” before full ownership rights have been earned.

“Contingent pay should be truly contingent. Payment of dividends on shares not yet awarded violates the philosophy of contingent or performance-based pay.

“We urge shareholders to vote for this proposal.”

Our Board of Directors recommends a vote AGAINST this proposal.

The goal of our compensation program is to create long-term and sustainable value for our shareowners. An important component of our compensation program is equity incentive compensation. Since 2003, we have compensated our CEO with performance share units (PSUs) in lieu of any other equity incentive compensation because the Management Development and Compensation Committee and the CEO believe that the CEO’s equity incentive compensation should be fully at risk and based on key performance measures that are aligned with the interests of investors. Beginning with PSUs granted in September 2006, Mr. Immelt will no longer receive dividend equivalent payments on his PSUs, but rather, accumulate dividend equivalents equal to the quarterly dividends on one share of GE stock. Mr. Immelt is entitled to receive those dividend equivalents (without interest) only on shares he actually earns at the end of the performance period based upon satisfaction of the performance targets. If Mr. Immelt leaves GE prior to the end of the performance period, the PSUs and dividend accruals will be forfeited.

We also award restricted stock units (RSUs) to executives other than the CEO. RSUs offer executives the opportunity to receive shares of GE stock on the date the restriction lapses. In this regard, RSUs serve to both reward and retain executives, as the final amount of any compensation received is linked to the price of GE stock. During the restricted period, each RSU entitles the executive to receive quarterly payments from GE equal to the quarterly dividends on one share of GE stock. The goal of providing such dividend equivalent payments is to mirror the income generation associated with stock ownership. We believe our practices regarding the provision of dividend equivalent payments are competitive and provide the appropriate risk-reward balance for our senior executives. Therefore, the Board recommends a vote against this proposal.

•

Shareowner Proposal No. 6—Report on Charitable Contributions

The National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, has notified us that its representative, Peter Flaherty, intends to present the following proposal at this year’s meeting:

“Resolved: The shareholders request that the Company provide a report updated semi-annually, omitting proprietary information and at reasonable cost, disclosing the Company’s:

1.
Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

2.
Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organizations;

3.
Rationale for each of the charitable contributions.

“To the extent
reasonable and permissible, the report may include the type of information requested above for the GE Foundation. According to the Company website, giving by the GE Foundation totaled $71 million in 2005.

“This report may be posted on the company’s website to reduce costs to shareholders.

“Supporting Statement:

“GE assets belong to its
shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company’s rationale for charitable contributions should be disclosed to shareholders.

“Company executives exercise wide discretion over the use of corporate assets for charitable purposes. Absent a system of transparency and accountability for charitable contributions, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

“Current disclosure is insufficient to allow the Company’s Board and its shareholders to fully evaluate the charitable use of corporate assets, especially for controversial causes.

“Details of contributions only sometimes become known when publicized by recipients. For instance, Company sponsorship of two Rainbow/PUSH conferences in 2006 were disclosed in the conference programs.”

Our Board of Directors recommends a vote AGAINST this proposal.

GE strives to positively affect the communities in which its employees work and live. We believe that a critical element of this objective is making contributions to charitable organizations and community initiatives. In our 2006 Citizenship Report, we extensively address the significant components of our philanthropy, volunteerism, product and service donations and humanitarian aid. In 2005, the GE Foundation and GE businesses gave a combined total of $168 million to charitable organizations and community initiatives. Of this amount, the GE Foundation gave $72 million primarily to strengthen education. GE businesses donated $61 million of this amount in products and services primarily to assist domestic and international communities suffering the impact of natural disasters, such as the U.S. Gulf Coast communities that received power generation equipment, water purification and medical devices and other goods and services after Hurricane Katrina. Finally, GE businesses donated $35 million in cash, to charitable organizations and community initiatives. Information concerning charitable activities can be found on the GE Foundation website at http://www.ge.com/foundation/index.html. We believe that the level of information given about our charitable contributions, including at the GE Foundation website, provides extensive information on our charitable activities and is sufficient for stakeholders, including investors, to understand the nature of our activities. We do not believe that additional disclosure would provide further useful information. Therefore, the Board recommends a vote against this proposal.

•

Shareowner Proposal No. 7—Global Warming Report

The Free Enterprise Action Fund, 12309 Briarbush Lane, Potomac, MD 20854, has notified us that its representatives, Steven J. Milloy or Thomas J. Borelli, intend to present the following proposal at this year’s meeting:

“Resolved: The shareholders request that the Board of directors prepare by October 2007, at reasonable expense and omitting proprietary information, a global warming report. The report may discuss:

1.
Specific scientific data and studies relied on to formulate GE’s climates policy.

2.
Extent to which GE believes human activity will significantly alter global climate, whether such change is necessarily undesirable and whether a cost-effective strategy for mitigating any undesirable change is practical.

3.
Estimate of costs and benefits to GE of its climate policy.

“Supporting
Statement:

“In May 2005, GE announces its “Ecomagination” marketing initiative—a “strategy to respond to the needs of GE customers for technological solutions to environmental regulatory requirements.” We support GE’s effort to sell cost-effective, fuel-efficient technology that benefits customers and the economy, and meets regulatory requirements. That is good business.

“But we believe that GE has gone beyond the bounds of simply helping customers to meet existing regulatory requirement. GE is working to impose new, more stringent government regulations that will raise energy costs and reduce energy availability without providing significant, or even measurable, environmental benefits. In particular, GE is lobbying lawmakers, and even supporting politicized activists in hopes of enacting greenhouse gas laws similar to the Kyoto Protocol.

“We are concerned that GE’s
lobbying for stringent global warming regulation will adversely impact: (1) GE’s customers and shareowners; (2) the customers and shareowners of other businesses; (3) consumers, particularly GE retirees and others on fixed incomes; and (4) the economy.

“GE’s business prospects ought not depend on government-mandated interest in certain of its products.
Rather, GE’s success depends on free markets and a healthy, growing global economy. Stifled economic growth or a downturn—which could be brought on or exacerbates by global warming regulation—will likely adversely impact GE, as the company acknowledged in its 2005 annual report.

“So-called “regulatory certainty”—the notion that business planning is facilitated by a certain regulatory environment—is an invalid argument for seeking costly global warming regulation since the only certainty is that the regulations will likely only become more stringent and expensive. GE will not be able to dictate events once the regulatory regime it advocates is enacted.

“We are simply asking GE to disclose to shareholders whether its lobbying for global warming restrictions is based on a due diligence-type review and analysis of pertinent facts or perhaps has its roots in appeasement of anti-business environmental activists or public relations.

“If GE can find willing buyers for Ecomagination products, that’s good business. But GE’s lobbying to enact laws and regulations that would potentially raise energy prices, harm the economy and adversely impact GE—without conducting the appropriate due diligence—is bad business.

“GE founder Thomas Edison once said, “I find out what the world needs, then I proceed to invent.” Is junk science-based global warming regulation what the world needs?”

Our Board of Directors recommends a vote AGAINST this proposal.

GE’s ecomagination
is a business strategy to promote energy efficiency, lower emissions, develop renewable sources of energy, and increase the supply of useable water in cost-effective ways. It also is a promise to improve the company’s own environmental performance, lowering GE’s energy costs and reducing risk for investors. Ecomagination anticipates a movement toward increasing regulation of greenhouse gases, which is already occurring around the world and in some states in the U.S. Offering products that are lower-emitting, quieter, more energy-efficient and meet or exceed regulatory standards has been a decisive factor in our customers’ purchasing aviation, consumer and power generation products. In June 2005, the U.S. National
Academy of Sciences joined with the scientific academies of ten other countries in stating that “the scientific understanding of climate change is now sufficiently clear to justify nations taking prompt actions.” In support of this conclusion and as a leader in the development of energy efficient and low-carbon technologies, GE has joined with a diverse group of U.S.-based businesses and environmental organizations to call on the U.S. government to enact national legislation to achieve significant reductions of greenhouse gas emissions. GE believes that the time has come for constructive action that draws strength equally from business, government, and non-governmental stakeholders in order to catalyze legislative action that encourages innovation and fosters economic growth while enhancing energy security and balance of trade. The most efficient and powerful way to stimulate private investment in research, development and deployment of technologies is to adopt policies establishing a market value for greenhouse gas emissions over the long-term. GE believes it is important for the business community to engage in the discussion of the best policies to respond to the challenges of climate change. In view of the national academies’ statement and GE’s ongoing ecomagination initiative, we do not believe that GE’s resources are best spent preparing the requested report.

•

Shareowner Proposal No. 8—Ethical Criteria for Military Contracts

The Sisters of Charity of the Blessed Virgin Mary, 205 W. Monroe, 2-W, Chicago, IL, 60606, have notified us that their representatives intend to present the following proposal at this year’s meeting:

“RESOLVED: that the shareholders request the Board to review and if necessary amend and amplify our Company’s code of conduct and statement of ethical criteria for military production-related contract bids, awards and contract execution and report the results of this process to shareholders within six months of the annual meeting.

“Supporting Statement:

“General Electric, like other
global corporations, faces increasingly complex ethical challenges as the international, social, cultural, economic and political context within which it operates changes. We believe decisions to produce and sell weapons may have grave consequences for the lives and freedom of peoples worldwide when the company has not considered its responsibility for its decisions. Thus, we suggest our company’s responsibilities include analyzing the effects of its business decisions as they impact employees, communities, nations and a sustainable environmental future.

“Because General Electric ranked the
12th largest Department of Defense contractor in FY2005 with $2.5 billion in contracts, *we believe our company must evaluate the decisions made when bidding on such work. The bidding/contract process should follow a defined format and include clear, concise criteria and policies. Such practices are consistent with those of the U.S. Armed Forces, which, for example regularly utilize military lawyers and other experts to evaluate the prospective use of particular strategies and weapons according to the ethical standards reflected in the Geneva Conventions and other norms of international law.

“We recommend that the criteria/standards include:

•

ethical business practices such that human rights and fair labor standards are upheld;

•

  consideration of the effects of contract execution on a sustainable environment. These might include long-term environmental impact studies, management of waste or toxic releases and transfers;

•

strategies for stability of employment, including alternate production plans and funding sources;

•

directives which respect the culture of communities in which factories are located;

•

  guidelines derived after critical study of political and civil stability of countries, regional warfare such as in the Middle East and before sale of weapons, weapons parts and dual-use technology;

•

  studies of potential impacts of military production and use of those products on peoples’ economies, environments and societies, along with procedures for remediation, should they be required;

•

disclosure of the nature of arrangements with any local security forces; and

•

  processes that ensure that the principles of the common good and the integrity of creation are respected when making decisions about bidding on contracts.

“We believe that careful, values-based review of the contracts on which management bids, whether for research and development, production or foreign sales, is crucial for continued public acceptance of the company as an ethical entity entitled to derive profit from armament manufacturing.

“*(100 Companies Receiving the Largest Volume of Prime Contract Awards- Fiscal Year 2005, Government Executive, 8-15-06)”

Our Board of Directors recommends a vote AGAINST this proposal.

GE is committed to doing
business in full compliance with laws and governmental policies applicable to products sold or transferred to foreign governments, including military products. GE does not manufacture any weapons or weapons systems and the company operates worldwide under a comprehensive code of conduct, which is presented in summary form in a document entitled The Spirit & The Letter, available at http://www.ge.com/files/usa/citizenship/pdf/english.pdf. Our code of conduct demonstrates our commitment to human rights, a sustainable environment and positive contribution to emerging markets by providing essential infrastructure, job creation, healthcare and supporting education. Moreover, the federal government has an active and increasing role in ensuring that U.S. corporations do

business with only those entities that will not use “weapons, weapons parts, and dual-use technology” in a destabilizing and dangerous manner. We believe that our code of conduct and compliance with the laws and governmental policies established by those responsible for determining and advancing our national interests represent the optimum balance of interests. Therefore, the Board recommends a vote against this proposal.

•

Shareowner Proposal No. 9—Report on Pay Differential

William J. Freeda, 58 Ruth Court, Wantagh, NY 11793, has notified us that he or his representative, John Chevedden, intends to present the following proposal at this year’s meeting:

“Resolved: The Shareowners request that the Board of Directors establish an independent committee to prepare a report to shareowners that: 1) quantifies the differentials between the pay of General Electric’s senior executives and the lowest paid 10% of current company employees that are employed a) in the U.S. and b) in non-U.S. locations; 2) consider the costs and benefits that result from these differentials.

“While the existing pay differential between top executives and the average U.S. employee at GE may be extremely high, it is even higher for many non-U.S. employees. In our view, pay differentials of this high magnitude must have the effect of lowering employee morale and productivity.

“A 1992 study by Cowherd and Levine in Administrative Science Quarterly found, in addition, that pay differentials between managers and blue collar workers tend to reduce product quality. A 1988 study by Stanford professor Charles O.
Reilly and others in Administrative Science Quarterly found that a disparity between the CEO’s pay and that of lower level managers was associated with higher turnover in management personnel. In addition, former Harvard University President
Derek Bok has argued that the large executive pay packages can weaken organizational loyalties (The Cost of Talent, 1993).

“In the mid-1980s,
management guru Peter Drucker argued that no CEO should earn more than 20 times the company’s lowest-paid employee. (Business Week, May 6, 2002). Drucker believed that the growing differential between CEO and worker pay would damage company cultures and employee productivity.

“Finally, according to the 2005 Annual Report, the current unfunded liability at year-end 2005 for the SPP exceeded $3.5 billion. This unfunded liability must inevitably have a depressive impact on earnings per share at some point (Business Week, June 23, 2006).

“GE has a Supplementary Pension Plan (SPP) to provide retirement benefits for executives that exceed IRS limitations on the benefits that can be paid from tax-qualified pension plans. We believe that the supplementary retirement benefits paid to top GE executives have undesirable costs, because they are excessive in amount, damage employee morale, and tend to depress earnings per share.

“In this context, the SPP pays up to 70% of an executive’s average annual compensation based on his or her highest 36 consecutive months of compensation. Moreover, the percentage of pay that is replaced is considerably higher for those in the SPP than for non-executive employees who are not. This feature has the effect of perpetuating the great disparities in compensation that now exist between the current senior executives of GE and the active lower-level employees far into their retirement years.

“If you agree that it would be prudent for the Board to produce this report and share it with shareowners, please vote YES on this proposal.”

Our Board of Directors recommends a vote AGAINST this proposal.

All of our employees make important contributions to our success, and we strive to provide competitive and fair wages and benefits to all. The Management Development and
Compensation Committee’s core responsibility is to recruit, motivate and retain executives with superior ability and dedication in a highly competitive employment environment. The committee establishes levels of compensation for senior executives that it considers necessary to achieve these objectives. Because of the number of employees and the variety of locations around the world in which they work, we do not believe that the report requested in this proposal would assist the
Board or the committee in recruiting, motivating and retaining executives whom we believe will perform at the level needed to create long-term shareowner value. Therefore, the Board recommends a vote against this proposal.

Stock Compensation Plans Table

We grant stock options, RSUs and PSUs under the 1990 Plan. In addition, we grant options and RSUs in limited circumstances to consultants, advisors and independent contractors
(primarily non-employee talent at NBC Universal) under a plan approved by our Board of Directors in 1997 (the consultants’ plan). There are also outstanding grants under two separate shareowner-approved option plans for non-employee directors.
Outstanding options expire on various dates through December 14, 2016.

December 31, 2006 (Shares in thousands)

Securities to be issued upon exercise

Weighted average exercise price

Securities available for future issuance

Approved by shareowners

Options

231,713

$
35.25

(a
)

RSUs

34,224

(b
)

(a
)

PSUs

1,380

(b
)

(a
)

Not approved by shareowners (consultants’ plan)

Options

707

34.26

(c
)

RSUs

103

(b
)

(c
)

Total

268,127

$
35.25

130,093

(a)
Under the 1990 Plan, 0.95% of issued common stock (including treasury shares) as of the first day of each calendar year during which the plan is in effect becomes available for awards in that calendar year. Total shares available for future issuance under the 1990 Plan amounted to 105.9 million shares.

(b)
Not applicable.

(c)
Total shares available for future issuance under the consultants’ plan amount to 24.2 million shares.

Additional Information

•

Shareowner Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in next year’s proxy statement, shareowner proposals must be received at our principal executive offices no later than the close of business on October 31, 2007. Proposals should be addressed to Brackett
B. Denniston III, Secretary, General Electric Company, 3135 Easton Turnpike, Fairfield, Connecticut 06828.

•

Other Shareowner Proposals for Presentation at Next Year’s Annual Meeting

For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2008 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on January 26, 2008, and advise shareowners in the 2008 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on January 26, 2008. Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to Brackett B. Denniston III, Secretary, General Electric Company,
3135 Easton Turnpike, Fairfield, Connecticut 06828, and must otherwise comply with the requirements of the advance notice bylaw that we expect to adopt if shareowners approve the amendment to GE’s certificate of incorporation adopting majority voting in non-contested director elections. Following adoption of this bylaw amendment, any nominations for directors also must be received by the foregoing date and must otherwise satisfy the bylaw requirements.

•

Voting Securities

Shareowners of record at the close of business
on February 26, 2007, will be eligible to vote at the meeting. Our voting securities consist of our $0.06 par value common stock, of which 10,435,714,668 shares were outstanding on February 1, 2007. Each share outstanding on the record date will be entitled to one vote. Treasury shares are not voted. Individual votes of shareowners are kept private, except as appropriate to meet legal requirements. Access to proxies and other individual shareowner voting records is limited to the independent inspectors of election and certain employees of GE and its agents who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

•

Vote Required for Election and Approval

The 16 nominees for
director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected, subject to the Board’s existing policy regarding resignations by directors who do not receive a majority of “for” votes. The proposed amendment to the company’s certificate of incorporation requiring majority voting for the election of directors in non-contested elections requires for approval the favorable vote of a majority of shares outstanding as of the record date and entitled to vote thereon at the 2007 Annual Meeting. All other matters require for approval the favorable vote of a majority of votes cast on the applicable matter at the meeting in person or by proxy, provided that New York Stock Exchange rules require also that at least a majority of outstanding shares vote with respect to the GE 2007 Long-Term Incentive Plan. Under New York law,
abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect on the outcome of matters to be voted on at the meeting, other than with respect to the proposed amendment to the certificate of incorporation. Abstentions and broker non-votes, if any, will have the same effect as votes “against” the proposed amendment to the certificate of incorporation.

•

Manner for Voting Proxies

The shares represented by all valid
proxies received by phone, by Internet or by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named earlier in this proxy statement; (2) for ratification of the selection of the independent auditor; (3) for the approval of majority voting for the election of directors in non-contested elections; (4) for the approval of the GE 2007
Long-Term Incentive Plan; (5) for the approval of material terms of senior officer performance goals; and (6) against the shareowner proposals described in this proxy statement. Should any matter not described above be properly presented at the meeting, the persons named in the proxy form will vote in accordance with their judgment.

•

Solicitation of Proxies

Proxies will be solicited on behalf of
the Board of Directors by mail, telephone, other electronic means or in person, and we will pay the solicitation costs. Copies of proxy materials and of the annual report for 2006 will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners, and we will reimburse such record holders for their reasonable expenses. Morrow & Co. has been retained to assist in soliciting proxies at a fee of $30,000 plus distribution costs and other costs and expenses.

•

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires GE’s directors and officers, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities with the SEC. As a practical matter, GE assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. In
2006, one transaction involving Philip D. Ameen, a vice president, was not timely reported on Form 4.

•

Shareowners of Record Requesting Copies of 2006 Annual Report

Shareowners who hold their shares directly with us and who previously have elected not to receive an annual report for a specific account may request that we promptly mail our 2006 annual report to that account by writing to GE Shareowner
Services, c/o The Bank of New York, P.O. Box 11402, New York, NY 10286-1402, or calling (800) 786-2543 (800-STOCK-GE) or (212) 815-3700. In addition, participants in GE’s Savings and Security Program may request copies of our 2006 annual report by calling GE’s Transaction Processing Center at (800) 432-4313.

•

Delivery of Documents to Shareowners Sharing an Address

If you
are the beneficial owner, but not the record holder, of shares of GE stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2006 Annual Report to multiple shareowners who share an address unless that nominee has received contrary instructions from one or more of the shareowners. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2006 Annual Report to a shareowner at a shared address to which a single copy of the documents was delivered. A shareowner who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request by writing to GE Shareowner Services, c/o The Bank of New York,
P.O. Box 11402, New York, NY 10286-1402, or calling (800) 786-2543 (800-STOCK-GE) or (212) 815-3700. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareowners at the shared address in the future.

•

Electronic Access to Proxy Statement and Annual Report

This proxy
statement and our 2006 annual report may be viewed online at www.ge.com/proxy07 and www.ge.com/annual06, respectively. If you are a shareowner of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form or by following the instructions provided if you vote by Internet or by telephone. If you choose this option, you will receive a proxy form in mid-March listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your GE stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

Appendix A

2007 Long-Term Incentive Plan

SECTION 1.    PURPOSE

The purposes of this GE 2007 Long-Term Incentive Plan (the “Plan”) are to encourage selected Salaried Employees of General Electric Company (together with any successor thereto, the “Company”) and its
Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the
Company for the benefit of its shareowners, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the
Company depend.

SECTION 2.    DEFINITIONS

As used in
the Plan, the following terms shall have the meanings set forth below:

(a)
“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)
“Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the
Company as evidencing any Award granted under the Plan.

(d)
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)
“Committee” shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3, designated by the Board to administer the
Plan and composed of not less than three non-employee directors.

(f)
“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(g)
“Fair Market Value” shall mean, with respect to any Shares or other securities, the closing price of a Share on the date as of which the determination is being made or as otherwise determined in a manner specified by the Committee.

(h)
“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Sections 422 of the Code, or any successor provision thereto.

(i)
“1990 Plan” shall mean the Company’s 1990 Long-Term Incentive Plan.

(j)
“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(k)
“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(l)
“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(m)
“Participant” shall mean a Salaried Employee designated to be granted an Award under the Plan.

(n)
“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(o)
“Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.

(p)
“Performance Period” shall mean any period as determined by the Committee in its sole discretion.

(q)
“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(r)

“Qualifying Performance Criteria” shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or related company, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: sales, revenue, net income, net earnings, earnings per share, return on total capital, return on equity, cash flow, operating profit and margin rate, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations,

extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(s)
“Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(t)
“Restricted Stock” shall mean any award of Shares granted under Section 6(c) of the Plan.

(u)
“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(v)
“Salaried Employee” shall mean any salaried employee of the Company or of any Affiliate.

(w)
“Shares” shall mean the common shares of the Company, $0.06 par value, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(x)
“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

SECTION 3.    ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in law and regulations in jurisdictions in which Participants will receive Awards.

(a)
Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)
designate Participants;

(ii)
determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)
determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)
determine the terms and conditions of any Award;

(v)
determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)
determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)
interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)
establish, amend, suspend, or waive such rules and guidelines;

(ix)
appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)
make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)
correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareowner, and any employee of the Company or of any Affiliate. Actions of the Committee may be taken by:

(i)
the Chairman of the Committee;

(ii)
a subcommittee, designated by the Committee;

(iii)
the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan; or

(iv)
one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers whose authority is subject to such terms and limitations set forth by the
Committee, and only with respect to Salaried Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. This delegation shall include modifications necessary to accommodate changes in the laws or regulations of jurisdictions outside the U.S.

SECTION 4.    SHARES AVAILABLE FOR AWARDS

(a)
SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
The total number of shares of Common Stock reserved and available for delivery pursuant to Awards granted under the Plan shall be 500,000,000; of which no more than 250,000,000 may be available for Awards granted in any form provided for under the Plan other than Options or Stock Appreciation Rights. If any Shares covered by an Award granted under the Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing but subject to adjustment as provided in Section 4(b), no more than 500,000,000 Shares shall be available for delivery pursuant to the exercise of Incentive Stock Options.

Except as otherwise provided herein, any Award made under the 1990 Plan before the expiration of the 1990 Plan shall continue to be subject to the terms and conditions of the 1990 Plan and the applicable Award Agreement.

(ii)
ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)
Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, PROVIDED, HOWEVER, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the 1990 Plan may only be counted once against the aggregate number of shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.
Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

(C)
Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (x) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or
Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options or Stock Appreciation Rights, or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

(iii)
SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)
ADJUSTMENTS.

(i)

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(A)
the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a)(i) regarding the number of shares that may be granted in the form of Restricted Stock, Restricted Stock Units, Performance Awards, or Other Stock-Based Awards;

(B)
the number and type of Shares or other securities subject to outstanding Awards;

(C)
the number and type of Shares or other securities specified as the annual per-participant limitation under Section 6(g)(v) and (vi);

(D)
the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(E)
other value determinations applicable to outstanding awards.

PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Sections 422(b)(1) of the Code or any successor provision thereto; and PROVIDED FURTHER, HOWEVER, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(ii)
ADJUSTMENTS OF AWARDS UPON CERTAIN ACQUISITIONS. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(iii)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

SECTION 5.    ELIGIBILITY

Any Salaried Employee, including any
officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participant.

SECTION
6.    AWARDS

(a)
OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)
EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, and except as provided in Section 4(b), that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)
OPTION TERM. The term of each Option shall not exceed ten (10) years from the date of grant.

(iii)
TIME AND METHOD OF EXERCISE. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, or other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)
  INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Sections 422 of the
Code, or any successor

provision thereto, and any regulations promulgated thereunder. Notwithstanding anything in this Section 6(a) to the contrary, Options designated as Incentive
Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (1) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (2) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

(b)
STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock
Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the Committee

(i)
GRANT PRICE. Shall be determined by the Committee, provided, however, and except as provided in Section 4(b), that such price shall not be less than 100% of the Fair Market Value of one
Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem to an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such
Option.

(ii)
TERM. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)
TIME AND METHOD OF EXERCISE. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

(c)
RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)
ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(ii)
RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(iii)
REGISTRATION. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the
Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE. Upon termination of employment during the applicable restriction period, except as determined otherwise by the Committee, all Shares of Restricted Stock and all Restricted Stock
Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company.

(d)
PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(i)
may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and

(ii)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

(e)

DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a

number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(f)
OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, or other Awards, or any combination thereof, as the
Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is.

(g)
GENERAL.

(i)
NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
LIMITS ON TRANSFER OF AWARDS. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
PER-PERSON LIMITATION ON OPTIONS AND SARs. The number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan during any three-year period to an individual Participant shall not exceed 9,000,000 Shares, subject to adjustment as provided in Section 4(b).

(vi)
PER-PERSON LIMITATION ON CERTAIN AWARDS. Other than Options and Stock Appreciation Rights, the aggregate number of Shares with respect to which Restricted Stock, Restricted Stock Units,
Performance Awards and Other Stock-Based Awards may be granted under the Plan during any three-year period to an individual Participant shall not exceed 3,000,000 Shares, subject to adjustment as provided in Section 4(b).

(vii)

CONDITIONS AND RESTRICTIONS UPON SECURITIES SUBJECT TO AWARDS. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(viii)
SHARE CERTIFICATES. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable
Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.    AMENDMENT AND TERMINATION

Except to the extent
prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s shareowners, no material amendment shall be made if shareowner approval is required by law, regulation, or stock exchange, and; PROVIDED, FURTHER, that, notwithstanding any other provision of the Plan or any Award
Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the shareowners of the Company that would:

(i)
increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

(ii)
except as provided in Section 4(b), permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award.

(b)
AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

SECTION 8.    GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS. No Salaried Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this
Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Salaried Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash,
Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes.

(c)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)
NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any
Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)
GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law without regard to conflict of law.

(f)
SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)
NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any
Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)
NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)
HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j)
INDEMNIFICATION. Subject to requirements of New York State law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the
Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(k)
COMPLIANCE WITH SECTION 409A OF THE CODE. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of
Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award,
Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

(l)
NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment (e.g., incentive stock options under Section 422 of the Code or French qualified stock options) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(m)
AWARDS TO NON-U.S. EMPLOYEES. The Committee shall have the power and authority to determine which Affiliates shall be covered by this Plan and which employees outside the U.S. shall be eligible to participate in the Plan. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices.
Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability or retirement or on termination of employment;
available methods of exercise or settlement of an award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

(n)
COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company is listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i)
obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)
completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 9.    EFFECTIVE DATE OF THE PLAN

The Plan shall be effective as of the date of its approval by the shareowners of the Company.

SECTION 10.    TERM OF THE PLAN

No Award shall be granted under the Plan after the date of the Annual Meeting of the Company in 2017. However, unless otherwise expressly provided in the plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

Appendix B

Categorical Independence Guidelines

In accordance with NYSE rules, independence determinations under the guidelines in section (a) below will be based upon a director’s relationships with GE during the 36 months preceding the determination. Similarly, independence determinations under the guidelines in section (b) below will be based upon the extent of commercial relationships during the three completed fiscal years preceding the determination.

a.
A director will not be independent if:

i.
the director is employed by GE, or an immediate family member is an executive officer of GE;

ii.
the director receives any direct compensation from GE, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

iii.
an immediate family member who is a GE executive officer receives more than $100,000 per year in direct compensation from GE;

iv.
the director is affiliated with or employed by GE’s independent auditor, or an immediate family member is affiliated with or employed in a professional capacity by GE’s independent auditor; or

v.
a GE executive officer is on the compensation committee of the board of directors of a company which employs the GE director or an immediate family member as an executive officer.

b.
A director will not be independent if, at the time of the independence determination, the director is an executive officer or employee, or if an immediate family member is an executive officer, of another company that does business with GE and the sales by that company to GE or purchases by that company from GE, in any single fiscal year during the evaluation period, are more than the greater of one percent of the annual revenues of that company or $1 million.

c.
A director will not be independent if, at the time of the independence determination, the director is an executive officer or employee, or an immediate family member is an executive officer, of another company which is indebted to GE, or to which GE is indebted, and the total amount of either company’s indebtedness to the other at the end of the last completed fiscal year is more than one percent of the other company’s total consolidated assets.

d.
A director will not be independent if, at the time of the independence determination, the director serves as an executive officer, director or trustee of a charitable organization, and
GE’s discretionary charitable contributions to the organization are the greater of $200,000 or one percent of that organization’s annual consolidated gross revenues during its last completed fiscal year. (GE’s automatic matching of employee charitable contributions will not be included in the amount of GE’s contributions for this purpose.)

GE Annual Meeting of Shareowners

10:00
a.m., April 25, 2007

Carolina First Center (formerly Palmetto Expo Center)

One Exposition Avenue

Greenville, SC 29607

Advance Registration

In accordance with GE’s
security procedures, an admission card will be required to enter the GE annual meeting. Please follow the advance registration instructions below and an admission card will be mailed to you. Upon arrival at the annual meeting, you will be asked to present your admission card and appropriate picture identification to enter the meeting.

Attendance at the annual meeting is limited to GE shareowners, members of their immediate family or their named representatives. We reserve the right to limit the number of representatives who may attend the meeting.

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If you hold your GE shares directly with the company and you plan to attend the annual meeting, please follow the advance registration instructions on the top portion of your proxy form, which was included in the mailing from the company.

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If your GE shares are held for you in a brokerage, bank or other institutional account and you wish to attend the annual meeting, please send an annual meeting advance registration request containing the information listed below to:

GE Shareowner Services

P.O. Box 3711

Albany, NY 12203

Please include the following information:

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Your name and complete mailing address

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The name(s) of any family members who will accompany you

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If you will be naming a representative to attend the meeting on your behalf, the name, address and phone number of that individual

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Proof that you own GE shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement)

If you have questions regarding admission to the annual meeting, please visit our website at www.ge.com/investor or call GE Shareowner Services at 1-800-STOCK-GE. If you are outside the U.S., you can call GE Shareowner Services at (212) 815-3700.

Attendance at GE’s 2007 Annual Meeting will be limited to persons presenting an admission card and picture identification. To obtain an admission card, please follow the advance registration instructions above.

Proxy Form

Proxy solicited on behalf of the General Electric Company Board of Directors for the 2007 Annual Meeting of Shareowners, April 25, 2007.

The
shareowner(s) whose signature(s) appear(s) on the reverse side of this Proxy Form hereby appoint(s) Jeffrey R. Immelt and Brackett B. Denniston III, or either of them, each with full power of substitution, as proxies, to vote all stock in General
Electric Company which the shareowner(s) would be entitled to vote on all matters which may properly come before the 2007 Annual Meeting of Shareowners and any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of
Directors recommends where a choice is not specified.

The nominees for Director are: (01) James I. Cash, Jr.; (02) Sir William M. Castell;
(03) Ann M. Fudge; (04) Claudio X. Gonzalez; (05) Susan Hockfield; (06) Jeffrey R. Immelt; (07) Andrea Jung; (08) Alan G. (A.G.) Lafley; (09) Robert W. Lane; (10) Ralph S. Larsen; (11) Rochelle B.
Lazarus; (12) Sam Nunn; (13) Roger S. Penske; (14) Robert J. Swieringa; (15) Douglas A. Warner III; and (16) Robert C. Wright.

FOR PARTICIPANTS IN GE’S SAVINGS AND SECURITY PROGRAM (S&SP)

In accordance with the terms of the Savings and Security Program (S&SP), any shares held in the shareowner’s S&SP account on the record date will be voted by the trustees of the S&SP trust in accordance with the instructions indicated on the reverse, and in accordance with the judgment of the trustees upon other business as may properly come before the meeting and any adjournments or postponements thereof. IF NO INSTRUCTIONS ARE PROVIDED OR IF THIS FORM IS NOT RECEIVED ON OR BEFORE APRIL 23, 2007, shares held in the shareowner’s S&SP account will be voted in accordance with the recommendations of GE’s Board of Directors.

INSPECTORS OF ELECTION

P.O. BOX 1138

NEWARK, N.J. 07101-9758

COMMENTS

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ê DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE ê

The Board of Directors recommends a vote “FOR” proposals A, B, C, D and E.

The Board of Directors recommends a vote “AGAINST” shareowner proposals 1 through 9:

Proxy Form

A. Election of Directors

FOR

AGAINST

ABSTAIN

FOR

AGAINST

ABSTAIN

SHAREOWNER SERVICES

FOR ALL ☐

WITHHOLD FOR ALL ☐

EXCEPTIONS ☐

1. Cumulative Voting

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6. Report on Charitable Contributions

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  If you consent to use GE’s internet site   to access all future Annual Reports &   Proxy Statements
(Electronic Access), please mark this box.

2. Curb Over-Extended Directors

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7. Global Warming Report

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  Exceptions

              INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the exceptions box and write the name(s) in the space provided above.

3. One Director from the Rank of Retirees

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8. Ethical Criteria for Military Contracts

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To include any comments, please mark this box and use space on reverse side.

4. Independent Board Chairman

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9. Report on Pay Differential

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FOR

AGAINST

ABSTAIN

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B. Ratification of KPMG

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5. Eliminate Dividend Equivalents

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C. Adoption of majority voting for directors

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To change your address, please mark this box and correct below.

      D. Approval of 2007 Long        Term Incentive
Plan

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E. Approval of material terms of senior officer performance goals

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SCAN LINE

  (When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign.)

Date

Shareowner sign here

Co-Owner sign here